                          PROTECTIVE INVESTMENT COMPANY

                                  ANNUAL REPORT

                                DECEMBER 31, 1996

PROTECTIVE INVESTMENT COMPANY
LETTER TO INVESTORS
                                                                February 1, 1997

DEAR INVESTORS:

We are glad that you have chosen to purchase a variable annuity or variable life insurance contract from Protective Life Insurance Company. In this report, we will review the 1996 performance and the current holdings of each of the seven separate investment funds of Protective Investment Company that are available under your contract.

Our investment subadvisers, Goldman Sachs Asset Management and Goldman Sachs Asset Management International, assisted in the preparation of this report and in providing an overview of the investment environment during the period.

U.S. STOCKS CONTINUED TO CLIMB AMID HEIGHTENED VOLATILITY
The U.S. stock market surged to record levels during 1996, rising an impressive 23.0% (as measured by the Standard & Poor's 500 stock index.) Volatility increased during the period, with the market buffeted by fears of rising inflationary pressures due to an accelerating economy on the one hand and by concerns regarding the sustainability of corporate earnings growth on the other. Though these issues triggered a sharp sell-off in July, stock prices rebounded quickly in August when economic growth showed signs of moderating and most companies reported healthy second-quarter results. Stocks continued to advance throughout the autumn, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was narrowly focused, with the largest 50 stocks in the S&P 500 contributing almost 60% of the index's performance for the year. That trend was particularly exaggerated in the third quarter, with 25 companies accounting for more than 88% of the S&P's gains.

AFTER A WEAK START, ECONOMIC GROWTH REBOUNDED, THEN MODERATED
When the year began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real Gross Domestic Product (GDP) growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed towards renewed strength from October through December. Consumer spending rose at a healthy 3% annual rate in the fourth quarter, a pickup in foreign demand led to a substantial narrowing in the trade deficit, manufacturing activity accelerated and sales of new single-family homes surged in November. As a result of the broad-based rebound, fourth-quarter real GDP growth was reported at 4.7% (annualized). Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices (excluding food and energy) rose only 2.6%.

THE FED REMAINED NEUTRAL AFTER EASING IN JANUARY
In response to weak year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996. The Fed then remained neutral from February through the end of the year, leaving the Federal funds rate at 5.25% as of December 31, 1996.

OUTLOOK IN THE U.S.: ECONOMIC GROWTH IS EXPECTED TO CONTINUE TO STRENGTHEN
A favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997. If that scenario prevails, some strategists believe 1997 will be another good year for U.S. equities, but few expect it to be as strong as the past two years. Some of the factors that could dampen domestic equity performance are a potential faltering of economic growth either in the U.S. or abroad, or higher than expected inflation in the U.S.
Most strategists agree that investors should expect greater volatility in the coming year and manage their expectations accordingly.

THE INTERNATIONAL MARKET ENVIRONMENT: EUROPEAN EQUITIES WERE THE STRONGEST NON-U.S. PERFORMERS WITH MODEST ECONOMIC GROWTH WORLDWIDE
During the period under review, most global economies experienced modest growth, with long-awaited recoveries in Europe and Japan falling short of expectations. In contrast to the generally sluggish economic conditions, most global equity markets performed very well.

- EUROPE. Economic growth improved in some European markets, such as the U.K., Norway and Ireland, but overall growth remained weak throughout most of Europe. Several European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an attempt to reduce their deficits enough to qualify for membership in the European Monetary Union. This strategy proved to be only modestly successful, as exports rose while unemployment remained at record highs. Though the pace of economic growth was generally disappointing, European equity markets rose approximately 23.0% during the period (as measured by the FT/S&P-Actuaries Europe Index in terms of U.S. dollars), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting greater emphasis on cost cutting and restructuring. The equity markets of Spain, Sweden and the Netherlands were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency and an increase in short-term interest rates.

- JAPAN. The Japanese economy strengthened during 1996, but earnings growth fell short of expectations. During 1996, Japanese stocks (as measured by the TOPIX index in yen) declined 6.8%, underperforming nearly all other global equity markets. During the first half of the period, the Japanese market was bolstered by heavy demand from European and U.S. investors. However, during the latter half of the year, foreign investors became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. In addition, investors grew concerned when the Liberal Democratic Party (LDP) won the national election in October, as the LDP is viewed as likely to hamper future growth by cutting back on economic stimulus and delaying deregulation. Market conditions continued to deteriorate after the period ended, with the TOPIX falling sharply in January 1997 when investors became increasingly concerned about the negative impact of the government's austerity program that included a hike in the national sales tax.

- ASIA. The Asian stock markets rose 8.9% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies).
Most Asian markets began on a strong note, but several markets faltered during the spring and summer due to political uncertainty arising from national elections in several Asian countries and slowing economic growth throughout the region, principally due to weak electronics exports. During the autumn, Asian equity markets improved slightly due to stronger corporate earnings and stabilizing exports. However, the period ended on a weak note, as uncertainty regarding the direction of U.S. interest rates hurt some of the regional markets in December. Hong Kong was one of the region's best performing markets during the period under review, rising 29.0%, while Thailand (-36.8%) was the weakest (both in terms of local currencies).

PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE SELECT EQUITY FUND
OBJECTIVE AND STRATEGIES: The Protective Select Equity Fund seeks to provide investors with a total return consisting of capital appreciation plus dividend income. The Fund invests in a broadly diversified portfolio of large-cap and blue-chip stocks, while typically maintaining sector weightings, average capitalizations and risk characteristics similar to the S&P 500 stock index. To select investments, the Fund utilizes a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by a proprietary model developed by Goldman Sachs Asset Management, the Fund's investment subadviser. Those stocks ranked highly both by the Goldman Sachs Global Investment Research Department and by Goldman Sachs Asset Management's quantitative analysis are selected for the Fund's portfolio.

PERFORMANCE REVIEW AND HOLDINGS: For the 12-month period ended December 31, 1996, the Protective Select Equity Fund had a total return of 21.94%(1) based on net asset value, compared with 22.96% for the S&P 500 stock index, the Fund's benchmark. The quantitative model significantly helped the Fund's performance during the period. Of the three themes considered in the model -- value, growth-and-momentum and low-risk -- stocks with value-oriented features (such as low price/earnings ratios) received the highest weighting during the period, which worked to the Fund's advantage when that theme performed well, particularly during the fourth quarter. In addition, the Fund participated when other investment themes led the market, such as low-risk, which was strong during the first quarter, and growth-and-momentum, which did well in the second and third quarters. Goldman Sachs' fundamental research also contributed to the stock selection process, primarily during the first half of the year when the firm's "avoid" ratings helped the Fund steer clear of underperforming stocks. On a sector level, the Fund benefited from a slight overweighting in financial stocks and an underweighting in telephone stocks.


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]

TOTAL RETURN(1) SUMMARY

                                                                             Cumulative Total               Average Annual
                                                  Year Ended                  Return through             Total Return through
                                               December 31, 1996           December 31, 1996 (a)         December 31, 1996 (a)
                                               -----------------           ---------------------         ---------------------
Select Equity Fund                                  21.94%                        67.62%                        20.24%
S&P 500 Index (with income reinvested)              22.96%                        70.36%                        22.88%


(a)  From the commencement of investment operations on March 14, 1994.


During the period, the Fund attracted a healthy stream of cash inflows. This caused its cash position to be higher than usual, which proved to be a drag on performance in the rising market. To address this issue, the Fund has recently utilized procedures to invest cash holdings more rapidly.

The Fund's best performers included large-capitalization stocks from a wide range of sectors including banks (BANKAMERICA CORP. and NATIONSBANK CORP.), technology (INTEL CORP., MICROSOFT CORP. and IBM CORP.), energy (EXXON CORP.), electrical equipment (GENERAL ELECTRIC CO.) and tobacco (PHILIP MORRIS COMPANIES, INC.). Stocks that fell short of the investment subadviser's expectations included some of the Fund's utility, telecommunication and technology investments such as UNICOM CORP., AT&T CORP. and MOTOROLA INC.

During the first quarter of 1996, the Fund's quantitative model favored growth-and-momentum characteristics (such as earnings momentum and price momentum) and put a smaller, positive weight on stocks with value or low-risk characteristics. As the year progressed, however, the Fund's strategy became gradually more defensive as the model increased its emphasis on value and low-risk themes.
This shift was due to a number of indicators that pointed to emerging excesses in the equity market. These included the below-average levels of cash held by equity mutual funds, the increasing volatility of equity prices, the record low dividend yields and the divergence in returns between stocks and bonds.

PORTFOLIO COMPOSITION:  As of December 31, 1996, the Fund held 114 stocks.
While its sector exposures were generally in line with the S&P 500 index, the Fund was slightly overweighted in energy (10.8% for the Fund versus 8.1% for the S&P 500) and electric/gas (5.5% versus 3.5%), and underweighted in consumer nondurables (9.1% versus 12.9%). The slight over- and underweightings were the result of the Fund's stock selection process and were not a reflection of the investment subadviser's economic outlook for specific sectors.

A number of the Fund's valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1996 estimated earnings than the S&P 500 (18.2x versus 20.6x) as well as a lower price/book ratio (2.9x versus 3.2x). The Fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with the S&P 500.

OUTLOOK: Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest and more volatile than the unusually strong and stable results of 1995 and 1996. As we enter 1997, the portfolio managers will continue to maintain a balanced approach by considering risk, value and growth-and-momentum simultaneously, but the relative importance of avoiding riskier stocks has increased in the current market environment. Accordingly, the investment subadviser's stock selection is expected to be somewhat more defensive, with new purchases focusing primarily on stocks with below-average price volatility and near-term earnings expectations (i.e., low "disappointment risk"), such as DAYTON-HUDSON, INC., SALOMON, INC. and TEXAS UTILITIES CO. Finally, at present, the portfolio managers expect roughly similar results from large- and small-capitalization stocks, and therefore have no preferences with respect to the size of a stock's capitalization.

PROTECTIVE GROWTH AND INCOME FUND
OBJECTIVE AND STRATEGIES: The Protective Growth and Income Fund seeks long-term capital appreciation and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The Fund is managed with a value style, which means that Goldman Sachs Asset Management focuses on companies whose stocks are inexpensive relative to their expected long-term earnings power and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the Fund's investment evaluation approach.

PERFORMANCE REVIEW AND HOLDINGS: The Protective Growth and Income Fund significantly outperformed its benchmark during the 12-month period under review, achieving a total return of 26.82%(1) based on net asset value, compared with a total return of 22.96% for the S&P 500 stock index.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]

TOTAL RETURN(1) SUMMARY


                                                                             Cumulative Total               Average Annual
                                                  Year Ended                  Return through             Total Return through
                                               December 31, 1996           December 31, 1996 (a)         December 31, 1996 (a)
                                               -----------------           ---------------------         ---------------------

Growth and Income Fund                              26.82%                        64.67%                        19.47%
S&P 500 Index (with income reinvested)              22.96%                        70.36%                        22.88%


(a)  From the commencement of investment operations on March 14, 1994.


The strongest contributors to the Fund's performance included a number of its financial stocks as well as specific energy and defense-related holdings. Performance also benefited from the portfolio managers' decision to limit the Fund's exposure to the media and communication sector due to high valuations and concerns regarding increased competition between the local exchange and long distance companies.

Top performers in the financial sector were BANKAMERICA CORP. and NATIONSBANK CORP., the country's third and fourth largest banks, respectively, which both reported stronger than expected earnings due to successful cost cutting and aggressive capital management. Several of the Fund's energy holdings also significantly contributed to its performance, such as TOSCO CORP., an oil refiner and distributor, which more than doubled in price as it consolidated its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., which rose on its announced acquisition by Brooklyn Union Gas. In other sectors, MCDONNELL DOUGLAS CORP., the Fund's largest holding, rose significantly on its proposed merger with Boeing Co.; SUNBEAM CORP., a leading consumer products company, sharply appreciated due to investor enthusiasm regarding its new CEO's aggressive restructuring program; and OWENS-ILLINOIS, INC., a manufacturer of packaging products, benefited from consolidation in the glass container industry.

A number of positions that were initiated during the period also achieved strong results. AVNET, INC., a distributor of electronic components and computer products, reported record sales and earnings from its Electronic Marketing Group; AETNA INC. acquired U.S. Healthcare, making it the largest provider of managed care services in the United States; DEAN WITTER DISCOVER & CO. experienced good growth in both its brokerage and credit card businesses; and FRUIT OF THE LOOM, INC. achieved better than expected earnings due to aggressive cost cutting.

Disappointing performers included CONSOLIDATED FREIGHTWAYS, INC., which suffered from high fuel prices and a price war in the trucking industry, and GEON CORP., a low-cost polyvinyl chloride manufacturer, which was impacted by lower prices for its basic chemicals. During the period, several stocks were sold after they appreciated and reached the investment subadviser's price targets, including GREENPOINT FINANCIAL CORP., ANHEUSER BUSCH COMPANIES, INC. and MOBIL CORP.

OUTLOOK: As we enter the seventh year of a bull market for U.S. equities, the stock market is somewhere between fairly valued and relatively expensive. This is a market in which stock pricing skills and extensive fundamental research will be particularly important in identifying undervalued companies with solid long term prospects.


PROTECTIVE CAPITAL GROWTH FUND
OBJECTIVE AND STRATEGIES: The Protective Capital Growth Fund seeks long-term growth primarily through investments in stocks considered to have long-term capital appreciation potential. Stocks are selected primarily by using a value-oriented investment style, emphasizing extensive fundamental research to identify companies that are believed to be underpriced in the market compared with their long-term growth potential. The average weighted market capitalization of the Fund was approximately $19.0 billion as of December 31, 1996, compared with $39.3 billion for the S&P 500.

PERFORMANCE REVIEW AND HOLDINGS: For the 12 months ended December 31, 1996, the Protective Capital Growth Fund had a total return of 22.05%(1) based on net asset value, compared with 22.96% for the S&P 500 stock index, the Fund's benchmark, during the same period.


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]

TOTAL RETURN(1) SUMMARY


                                                                             Cumulative Total               Average Annual
                                                  Year Ended                  Return through             Total Return through
                                               December 31, 1996           December 31, 1996 (a)         December 31, 1996 (a)
                                               -----------------           ---------------------         ---------------------

Capital Growth Fund                                 22.05%                        30.49%                        18.72%
S&P 500 Index (with income reinvested)              22.96%                        42.93%                        25.96%

(a)  From the commencement of investment operations on June 13, 1995.


A wide range of holdings contributed to the Fund's performance during the period, including financial services, technology, energy and defense stocks. In addition, relative to the benchmark, the Fund was underweighted in media/communications stocks, a sector that fared poorly during the period.

Top performers in the financial sector included credit card issuers MBNA CORP. and FIRST USA INC., which both reported better than expected earnings; commercial banks such as BANKAMERICA CORP. and NATIONSBANK CORP., which appreciated when investors grew confident the Fed wouldn't raise interest rates in 1996; and investment bank LEHMAN BROTHERS HOLDINGS, which reported strong revenue growth in its investment banking and trading operations.

Several of the Fund's technology holdings also performed well. INTEL CORP., the dominant microprocessor manufacturer, more than doubled in price due to improving investor sentiment regarding the sustainability of its above-average growth rate. COMPAQ COMPUTER CORP., the world's largest manufacturer of personal computers, reported strong earnings due to a healthy personal computer market. AVNET, INC., a distributor of electronic components and computer products, appreciated when investors recognized its stable earnings and strong cash flows.

The Fund's holdings in other sectors also contributed to its positive performance. Integrated oil companies TEXACO, INC., CHEVRON CORP. and ROYAL DUTCH PETROLEUM CO. all did well due to rising oil prices and cost-control measures. Consolidation in the defense industry helped two of the Fund's long-standing investments. MCDONNELL DOUGLAS CORP. rose significantly on the announcement of its proposed merger with Boeing Co., and NORTHROP GRUMMAN CORP. performed well due to its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Investments that lagged during the period included SILICON VALLEY GROUP, INC., a leading manufacturer of equipment to produce semiconductors, which suffered when oversupply caused a sharp drop in semiconductor prices and declining equipment orders, and GEON CORP., a low-cost polyvinyl chloride manufacturer, was impacted by lower selling prices for its basic chemicals.

During 1996, the Fund's holdings in the health sector were increased significantly while its holdings in capital goods/basic industry companies were reduced. Both changes were driven by the investment subadviser's bottom-up stock selection process, not specific sector preference decisions. New health-related positions included AETNA INC., a provider of healthcare services, and BAXTER INTERNATIONAL INC., a manufacturer and distributor of hospital supplies and related medical equipment. Stocks sold during the period included several cyclical stocks, such as steel producer QUANEX CORP. and industrial equipment manufacturers KEYSTONE INTERNATIONAL INC. and HARNISCHFEGER INDUSTRIES, INC.

OUTLOOK: In 1997, low inflation, moderate job growth and economic improvement appear likely to continue. Though stock returns are not expected to reach 1996's outstanding results, the investment subadviser anticipates market returns in the high single digits, still better than both bonds and cash. Goldman Sachs Asset Management, the Fund's investment adviser, will continue to emphasize selection of individual stocks believed to offer long-term growth potential.

PROTECTIVE SMALL CAP EQUITY FUND
OBJECTIVE AND STRATEGIES: The Protective Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The Fund particularly emphasizes companies with market capitalizations of $500 million or less. The Fund is managed using a "business value" approach to investing, which means that Goldman Sachs Asset Management, the Fund's investment subadviser, looks for attractive companies with high or improving returns on capital that it believes can achieve solid, sustainable growth as well as generate free cash flow after investing for future growth. This approach differs markedly from many pure growth small-cap funds that invest in companies with high multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using its own rigorous fundamental research, which includes meeting with a company's management and considering a company's competitors, customers and suppliers, the investment subadviser builds the Fund's portfolio one stock at a time.

PERFORMANCE REVIEW AND HOLDINGS: The Protective Small Cap Equity Fund outperformed its benchmark for the 12 months ended December 31, 1996, achieving a total return of 20.22%(1) based on net asset value, compared with 16.49% for the Russell 2000, an index that tracks the stock price performance of small companies.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000.

[GRAPH]

TOTAL RETURN(1) SUMMARY


                                                                             Cumulative Total               Average Annual
                                                  Year Ended                  Return through             Total Return through
                                               December 31, 1996           December 31, 1996 (a)         December 31, 1996 (a)
                                               -----------------           ---------------------         ---------------------

Small Cap Equity Fund                               20.22%                        15.37%                         5.23%
Russell 2000 (with income reinvested)               16.49%                        42.90%                        15.68%


(a)  From the commencement of investment operations on March 14, 1994.


The Fund's outperformance of the benchmark was due to successful stock selection in a variety of industries. Top performers included a number of stocks that were either ignored or shunned by the market in 1995 but rallied in 1996 when earnings improved and investors recognized their strong fundamentals. These included MOVADO GROUP, INC., the owner of the Movado, Concord and Esquire watch brands; BLACK BOX CORP., a catalog marketer of communications and networking products; MORNINGSTAR GROUP, INC., a manufacturer of specialty foods; and AMERICAN SAFETY RAZOR CO., a manufacturer of shaving blades. In addition, several financial holdings performed well, including HORACE MANN EDUCATORS CO., a provider of property, casualty and life insurance for the educator market, and TERRA NOVA BERMUDA HOLDINGS, a worldwide provider of catastrophe reinsurance.

During the period, a number of new positions were initiated. These included the Fund's largest holding, DECISIONONE CORP., the leading independent provider of computer hardware and maintenance support services to U.S. companies; FRIEDMAN'S, INC., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy; LINENS 'N THINGS, a retailer of home accessories that is attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential; and SUN HEALTHCARE GROUP, INC., a well-managed owner/operator of nursing homes with attractive long-term growth potential that has been temporarily impacted by a government investigation of one of its subsidiaries. The Fund's investment subadviser believes that the market overreacted to this issue, which it expects to be resolved with minimal impact on its financial condition.

The Fund sold several stocks after they appreciated and reached their target prices, such as GREENPOINT FINANCIAL CORP., a New York-based bank; NIMBUS CD INTERNATIONAL INC., a compact disc manufacturer; and WESTERN NATIONAL CORPORATION, a marketer of annuity products. In contrast, the Fund's position in MUSICLAND STORES CORP. was liquidated because its business continued to deteriorate due to a very competitive music-retailing environment.

Several of the Fund's holdings were hurt by disappointing earnings, although the Fund's investment subadviser continues to believe in their long-term prospects. For example, LANDSTAR SYSTEM, INC. experienced short-term weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. The Fund's investment subadviser expects the move to improve future profitability and therefore continued to hold the stock. In addition, CENTRAL MAINE POWER CO. was impacted by uncertainty in the regulatory environment, and ALPINE LACE BRANDS INC., a developer and marketer of cheese products, declined due to an increase in cheese prices. The investment subadviser continues to have confidence in both companies and has used the price declines to increase the Fund's positions.

OUTLOOK: Small-capitalization stocks as a group currently appear undervalued relative to large-capitalization stocks and to their own expected earnings potential. The Fund's investment subadviser continues to uncover attractive investment opportunities in areas that the Fund traditionally de-emphasized, such as finance, healthcare and technology. Goldman Sachs Asset Management is optimistic regarding the Fund's future performance based on the strong earnings growth and the free cash flow it expects from many of its top holdings, as well as from new investments.


PROTECTIVE GLOBAL INCOME FUND
OBJECTIVE AND STRATEGIES: The investment objective of the Protective Global Income Fund is to generate a high total return, composed of both current income and, to a lesser extent, capital appreciation. The Fund invests primarily in government and other high-quality fixed income securities issued in the U.S. and in foreign markets. The Fund also engages in currency transactions to hedge exchange rate risk and enhance return when possible.

PERFORMANCE REVIEW AND HOLDINGS: For the 12 months ended December 31, 1996, the total return of the Protective Global Income Fund was 9.48%,(1) outperforming the 8.64% return of its benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Fund benefited from its overweighting in European bonds during most of the period and its underweighting in U.S. Treasuries during part of the period. The Fund's significant underweighting in Japanese bonds worked in its favor during the first half of the year, but not in the second half when Japanese bonds rebounded.


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

[GRAPH]

TOTAL RETURN(1) SUMMARY


                                                                             Cumulative Total               Average Annual
                                                  Year Ended                  Return through             Total Return through
                                               December 31, 1996             December 31, 1996             December 31, 1996
                                               -----------------            ------------------           --------------------

Global Income Fund                                   9.48%                      27.08% (a)                     8.93% (a)
J.P. Morgan Global Government
 Bond Index (hedged  to U.S. dollars)                8.64%                      26.93% (b)                     8.70% (b)


     (a)  From the commencement of investment operations on March 14, 1994.
     (b)  Performance for the benchmark is not available for the period
          March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.

During 1996, global bonds generally performed well, particularly during the second half of the year, with a number of markets achieving extremely strong returns. Most European bond markets benefited from a favorable bond environment of sluggish economic growth and low inflation, with Italy, Spain and Sweden emerging as the best performers of all the major bond markets (in local currency terms). In Japan, the total return of Japanese Government Bonds (JGBs) was lower than those of most European bond markets but still positive (in local currency terms). U.S. Treasuries underperformed all of the major bond markets as a stronger than expected economy triggered a correction during the first half of 1996. Within the dollar bloc, Canadian bonds did well during the period, reflecting monetary easing, a strong currency and a relatively weak economy.

The following is an overview of the Fund's holdings as of December 31, 1996.
- U.S. As of December 31, 29.3% of the portfolio was invested in U.S. Treasuries. During part of the period, the portfolio was underweighted in Treasuries relative to the benchmark, which worked to the Fund's advantage when the U.S. underperformed the other markets.
- CANADA. In December, the Fund's portfolio managers reestablished a position in Canada (2.3%), which had been sold earlier in the year.
- AUSTRALIA. The portfolio held an overweighted position in Australia of 4.1%, based on slowing economic growth and waning inflationary pressures.
- EUROPE. The Fund's European holdings were significant contributors to its positive performance during 1996. After strong performances by the higher yielding markets during most of the period, some of these positions were reduced at a profit during the fourth quarter of 1996. By December 31, the Fund had a neutral market exposure in European bonds relative to the Index. -- U.K. The U.K. experienced moderate growth during the first half of the year, but by September economic activity began to accelerate. The portfolio managers successfully traded between U.K. gilts and German bond taking advantage of the volatility in the yield spread created by political uncertainty in the U.K. The portfolio finished the period with a U.K. position of 5.7%.
     -- GERMANY. The Bundesbank aggressively cut interest rates to help stimulate Germany's anemic economy, but high unemployment and weak manufacturing activity continued to persist. To benefit from this favorable bond market environment, the Fund was significantly overweighted at 18.4% (versus 9.4% for the Index).
     -- SWEDEN, ITALY AND SPAIN. During the period, the Fund held overweighted positions in the higher yielding markets, then trimmed its exposures after they rallied. Specifically, Spain and Sweden, which were both major contributors to the Fund's favorable performance, were reduced to 2.5% and 1.5%, respectively. Italy also performed very well due to a tight fiscal policy, expected interest rate cuts and better than anticipated inflation data, and it continued to be slightly overweighted at 5.7% as of December 31.
     -- IRELAND. The Fund initiated a new position in Ireland, on the basis that it would be one of the founding members of European Monetary Union. Ireland accounted for 2.4% of the portfolio as of December 31, making a positive contribution to performance.
     -- DENMARK. The Fund's holdings in Denmark benefited from the country's favorable economic fundamentals. The position was then sold after it achieved the investment subadviser's return target.
     -- BELGIUM. Belgium bonds performed well during the first part of the period, after which the position was gradually trimmed. The portfolio's remaining holdings were then sold in favor of Dutch bonds, which offered greater total return potential.
     -- FRANCE. Over the course of the year, the position in France was reduced and the remaining holdings were sold in favor of German bonds.
- JAPAN. JGBs accounted for 8.6% of the portfolio, compared with the benchmark allocation of 15.0%. This significant underweighting benefited the Fund when JGBs were weak during the first half of 1996, but did not work in its favor when JGBs rebounded in the second half of the year.
- CASH EQUIVALENTS. As of December 31, cash equivalents accounted for 17.2% of the portfolio. The relatively high cash equivalent position arose from the Fund's underweighted position in Japan and the portfolio managers' favoring European bonds with longer maturities compared with the Index.

OUTLOOK: In January 1997, the Fund's portfolio managers increased its European weightings, as they believe European bonds will continue to outperform U.S. Treasuries. In general, the outlook for Europe is positive based on domestic fundamentals of muted economic growth and low inflation. In addition, fiscal policy is likely to remain restrictive to help meet the budget deficit criteria for participation in European Monetary Union. These factors should lead to continued accommodative monetary policies and relatively attractive bond markets. The portfolio managers have a positive longer term view of the higher yielding markets of Italy and Spain, as the favorable environment resulting from the movement towards European Monetary Union convergence continues. As of this writing, the U.S. market appears less attractive, as its accelerating economy is likely to result in further upward pressure on bond yields. In Japan, the investment subadviser believes that the economic recovery will remain muted due to the government's policy of fiscal contraction. Given Japan's nonexistent inflationary pressures, monetary policy is likely to remain on hold during the first half of 1997. Though these factors would normally contribute to a favorable bond market environment, the portfolio managers expect to continue to underweight Japan, where yields are hovering near historical lows and any signs of renewed growth are likely to push yields higher.

PROTECTIVE INTERNATIONAL EQUITY FUND
OBJECTIVE AND STRATEGIES: The Protective International Equity Fund seeks long-term capital appreciation by investing in equity securities of foreign issuers that the Fund's portfolio management team believes have the potential to appreciate over the long term. The Fund focuses on selecting attractively valued companies with strong, competitive positions in industries expected to grow. The Fund's portfolio managers are based in London, Tokyo and Singapore, and their knowledge of local markets plays an important role in uncovering investment opportunities. While the Fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the Fund does invest. Currency risk, inherent in any international investment, is managed by a separate team of currency specialists based in London.

PERFORMANCE REVIEW AND HOLDINGS: The Fund significantly outperformed its benchmark during the period under review, achieving a total return of 19.00%(1) based on net asset value, compared with a return of 5.82% for the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged).

[GRAPH]

TOTAL RETURN(1) SUMMARY


                                                                             Cumulative Total               Average Annual
                                                  Year Ended                  Return through             Total Return through
                                               December 31, 1996             December 31, 1996             December 31, 1996
                                               -----------------            ------------------           --------------------

International Equity Fund                           19.00%                      36.45%(a)                    11.73%(a)
Financial Times/S&P Actuaries Europe &
 Pacific Index (Unhedged)                            5.82%                      21.82%(b)                     6.40%(b)


     (a)  From the commencement of investment operations on March 14, 1994.
     (b)  Performance for the benchmark is not available for the period
          March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.


The Fund's superior performance was primarily due to successful stock selection across regions, as well as its underweighting in Japan, relative to the benchmark. As of December 31, 1996, the Fund held positions in 55 companies based in 16 countries. In terms of total assets, the five largest country exposures were Japan (30.5%), the U.K. (13.3%), Sweden (8.0%), Germany (6.2%) and Switzerland (6.1%).

EUROPE. At the end of the period, the portfolio's 52.2% allocation in European stocks was in line with that of the Europac. Several of the portfolio's longer term holdings were, once again, among its strongest performers. SECURITAS (Sweden), the largest security services company in Europe, benefited from acquisitions in Germany, France and Portugal. FRESENIUS AG (Germany), a major producer of medical equipment, more than doubled when it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting company. RANDSTAD HOLDINGS (Netherlands), the leading temporary help organization in its market, saw its stock rise after reporting strong sales and earnings. Other top performers were COMPTOIRS MODERNES (France), a supermarket chain operator, and WOLTERS KLUWER (Netherlands), a publisher of tax- and business-related publications, both of which benefited from recent acquisitions. ERICSSON TELECOMMUNICATIONS (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, was a disappointing performer during the first half of the period, but rebounded significantly during the second half of the year. European stocks added during the period included HOECHST (Germany), one of the world's largest chemical and drug companies, whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and SGS THOMSON (France), a semiconductor manufacturer that operates in the high-value-added sector of the market.

JAPAN. Approximately 30% of the Fund was invested in Japan, which was underweighted relative to the benchmark during the course of the year primarily because stock valuations remained high compared with other markets. After a reasonably strong first half, the Japanese stock market faltered for the remainder of the year, with volatility reflecting the economy's gyrations between strengthening and weakening. For the year as a whole, Japanese stocks (as measured by the TOPIX index in yen) fell 6.8%. Despite the poor performance of the market, the Fund's larger Japanese positions performed well, including TDK CORP., a manufacturer of electronic components primarily for personal computers and business machines, which achieved better than expected earnings; MIRAI INDUSTRY, a market leader in electric cables, pipes and other electric wiring, which introduced new products and cut costs; and HOYA CORPORATION, an optical glass manufacturer, which aggressively restructured its operations and successfully improved profit margins both in its optical glass and its electronics businesses. In contrast, KYOCERA CORP., an electronics components manufacturer, reported disappointing results due to slowdowns in the semiconductor and communication equipment businesses. New additions included CANON, INC., a manufacturer of office equipment, cameras and computer peripherals, and TAKEDA CHEMICAL INDUSTRIES, the largest pharmaceutical company in Japan, where strong new management initiatives are improving the profitability of its core prescription drug business.

ASIA-PACIFIC. The Fund's 12.6% investment in Asia (excluding Japan), was slightly overweighted compared with the benchmark's 10.4% weighting. Hong Kong represented the Fund's largest country position in Asia (excluding Japan) at 5.9% of the portfolio. Top performers included COMMERCE ASSET-HOLDINGS, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and SUN HUNG KAI PROPERTIES, which appreciated due to the recovery in Hong Kong's property market. A disappointment was LEADER UNIVERSAL HOLDINGS, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins. New positions included AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD., a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and ASIA SATELLITE TELECOMMUNICATIONS HOLDINGS LTD., a Hong Kong telecommunication company.

OUTLOOK: In the near term, Goldman Sachs Asset Management International, the Fund's investment subadviser, expects most international economies to continue to experience moderate growth and subdued inflation. The investment subadviser has a positive outlook for Europe, where it expects somewhat stronger economic growth in 1997. In general, European equities are trading at reasonable valuations and should continue to benefit from strong profit growth, primarily driven by restructuring, cost cutting and the sale of underperforming assets.

The investment subadviser remains cautious with respect to Japan, as it awaits evidence of a sustainable economic upturn. In this state of uncertainty, careful stock selection will be essential, and the investment subadviser intends to emphasize companies with clear earnings visibility and attractive valuations. Stock valuations in Japan are becoming more reasonable by historical standards, particularly after a significant stock market correction in early January 1997, though they are certainly not cheap. In addition, the investment subadviser expects 8% to 10% earnings growth in Japan in 1997, which is not as attractive as its earnings expectations for other countries. In non-Japan Asia, the picture is improving as better political stability and export growth should help stocks. Within the region, Hong Kong is expected to continue to do well after its handover to China, as it is in China's best interests to maintain Hong Kong's current success.


PROTECTIVE MONEY MARKET FUND
OBJECTIVE: The Protective Money Market Fund is designed to preserve capital, maximize current income and maintain liquidity. The Fund invests in high-quality short-term securities, including certificates of deposit and banker's acceptances; high-quality commercial paper and other short-term obligations of U.S. corporations, state and municipal governments, and other issuers; and repurchase agreements relating to these securities. The Fund may also invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, please note that the Fund's shares are not guaranteed or insured by the U.S. government, and Protective Investment Company cannot assure that it will maintain a stable net asset value of $1.00 per share.

PERFORMANCE REVIEW AND COMPOSITION: As of December 31, 1996, the 7-day current yield of the Protective Money Market Fund was 4.81%. The investment subadviser expects to maintain a weighted average maturity in a range between 20 and 40 days in order to best meet the objectives of the Fund.

OUTLOOK: Goldman Sachs' economists are currently estimating that real GDP growth will be slightly above 3% for the first half of 1997. In addition, Goldman Sachs is forecasting that inflation (as measured by the Consumer Price Index) will rise to approximately 3.2% in 1997, up from 2.9% in 1996. This estimate of a slight pickup in inflation, in combination with above-trend growth and an unemployment rate approaching 5%, is expected to prompt the U.S. Federal Reserve to tighten monetary policy during the first half of 1997.

In conclusion, we appreciate your business. The Funds' portfolio managers intend to continue to utilize a disciplined investment approach to pursue each Fund's investment objectives while seeking to carefully manage risk. If you have any questions, please call your investment representative; or we can be reached at 1-800-456-6330 for variable annuities or 1-800-265-1545 for variable life insurance.

Sincerely,

/s/ Carolyn King

Carolyn King
Chairman and President
Protective Investment Company

(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day of the fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not include any insurance charges imposed in connection with your variable insurance or annuity contract. If the performance information included the effect of these charges, performance numbers would be lower.

                          PROTECTIVE GLOBAL INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

                                                    PRINCIPAL
                                                     AMOUNT
     SECURITY DESCRIPTION                             (000)       U.S. $ VALUE
     --------------------                             -----       ------------

GOVERNMENT AND AGENCY SECURITIES--82.8%
AUSTRALIA--4.1%
Commonwealth of Australia
   6.750%, 11/15/2006  . . . . . .           AUD       2,000      $  1,522,295
                                                                  ------------

CANADA--2.3%
Government of Canada
   7.000%, 12/01/2006  . . . . . .           CAD       1,100           844,702
                                                                  ------------

GERMANY--18.4%
Federal Republic of Germany
   6.750%, 07/15/2004  . . . . . .           DEM       4,500         3,138,127
   6.500%, 10/14/2005  . . . . . .                     5,300         3,616,454
                                                                  ------------
                                                                     6,754,581
                                                                  ------------


IRELAND--2.5%
Republic of Ireland
   8.000%, 10/18/2000  . . . . . .           IEP         500           903,814
                                                                  ------------

ITALY--5.7%
Republic of Italy
   10.500%, 11/01/2000 . . . . . .           ITL   2,800,000         2,081,635
                                                                  ------------

JAPAN--8.6%
International Bank Reconstruction
   & Development
   6.750%, 06/18/2001  . . . . . .           JPY      70,000           737,415
Japan Development Bank
   6.500%, 09/20/2001  . . . . . .                   230,000         2,414,245
                                                                  ------------
                                                                     3,151,660
                                                                  ------------

NETHERLANDS--2.2%
Dutch Government
   7.000%, 06/15/2005  . . . . . .           NLG       1,300           820,965
                                                                  ------------

SPAIN--2.5%
Government of Spain
   10.300%, 06/15/2002 . . . . . .           ESP     100,000           914,539
                                                                  ------------

SWEDEN--1.5%
Kingdom of Sweden
   6.000%, 02/09/2005  . . . . . .           SEK       4,000           568,442
                                                                  ------------

UNITED KINGDOM--5.7%
U.K. Treasuries
   8.500%, 12/07/2005  . . . . . .           GBP         600         1,094,686
   7.500%, 12/07/2006  . . . . . .                       600         1,028,216
                                                                  ------------
                                                                     2,122,902
                                                                  ------------

UNITED STATES--29.3%
United States Treasury Notes
   6.875%, 07/31/1999  . . . . . .           USD       1,250         1,275,387
   5.250%, 01/31/2001  . . . . . .                     2,100         2,033,388
   6.375%, 03/31/2001  . . . . . .                     2,400         2,416,128
   7.875%, 11/15/2004  . . . . . .                     2,000         2,182,500
   6.500%, 08/15/2005  . . . . . .                     1,100         1,107,051
   7.000%, 07/15/2006  . . . . . .                     1,700         1,766,147
                                                                  ------------
                                                                    10,780,601
                                                                  ------------

TOTAL GOVERNMENT AND
   AGENCY SECURITIES--
   (Cost $29,862,025)  . . . . . .                                  30,466,136
                                                                  ------------

TIME DEPOSIT--17.2%
UNITED STATES--17.2%
State Street Bank and Trust Co.
   Eurodollar Time Deposit
   6.375%, 01/02/1997  . . . . . .           USD       6,328         6,328,000
                                                                  ------------

TOTAL TIME DEPOSIT--(Cost $6,328,000)                                6,328,000
                                                                  ------------

TOTAL INVESTMENTS--
   (Cost $36,190,025)--100.0%                                    $  36,794,136
                                                                  ------------
                                                                  ------------


See Glossary of Terms on page 44.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

     SECURITY DESCRIPTION                            SHARES       U.S. $ VALUE
     --------------------                            ------       ------------

COMMON STOCK--93.4%
AUSTRALIA--3.5%
Australia and New Zealand
   Banking Group Ltd.  . . . . . . . . .             272,200      $  1,715,719
Woodside Petroleum Ltd.  . . . . . . . .             229,600         1,677,151
                                                                  ------------
                                                                     3,392,870
                                                                  ------------


AUSTRIA--2.3%
Oester Elektrizita . . . . . . . . . . .              29,075         2,176,429
                                                                  ------------

BELGIUM--1.0%
Credit Communal Holding/Dexia  . . . . .              10,500           958,081
                                                                  ------------

FRANCE--5.1%
Comptoirs Modernes . . . . . . . . . . .               4,106         2,215,824
Credit Local de France . . . . . . . . .               7,900           688,214
Seita  . . . . . . . . . . . . . . . . .               9,051           378,542
SGS-Thomson Microelectronics N.V.. . . .              22,800         1,612,721
                                                                  ------------
                                                                     4,895,301
                                                                  ------------


GERMANY--3.9%
Adidas AG  . . . . . . . . . . . . . . .              24,050         2,078,665
Hoechst AG . . . . . . . . . . . . . . .              36,000         1,700,806
                                                                  ------------
                                                                     3,779,471
                                                                  ------------

HONG KONG--5.9%
Asia Satellite Telecom
   Holdings Ltd. . . . . . . . . . . . .             415,500           964,280
HSBC Holdings  . . . . . . . . . . . . .             117,000         2,503,523
Sun Hung Kai Properties  . . . . . . . .             175,000         2,143,804
                                                                  ------------
                                                                     5,611,607
                                                                  ------------

IRELAND--2.4%
Bank of Ireland  . . . . . . . . . . . .             257,992         2,352,535
                                                                  ------------

ITALY--2.1%
Telecom Italia (savings shares)  . . . .             690,000           984,739
Telecom Italia . . . . . . . . . . . . .             419,000         1,059,239
                                                                  ------------
                                                                     2,043,978
                                                                  ------------

JAPAN--30.5%
Aderans Co.  . . . . . . . . . . . . . .              13,000           317,675
Canon Inc. . . . . . . . . . . . . . . .             103,000         2,276,833
Circle K Japan Co. . . . . . . . . . . .                 200             8,635
Hoya Corp. . . . . . . . . . . . . . . .              61,000         2,396,598
Inaba Denkisangyo Co.  . . . . . . . . .              45,100           864,537
Kokuyo Co. . . . . . . . . . . . . . . .              69,000         1,703,998
Kyocera Corp.  . . . . . . . . . . . . .              28,000         1,745,618
Max Co.  . . . . . . . . . . . . . . . .              69,000         1,155,859
Mirai Industry Co. . . . . . . . . . . .              37,400         1,017,270
Mitsubishi Heavy Industries Ltd. . . . .             307,000         2,438,822
Mitsui Marine & Fire . . . . . . . . . .             243,000         1,307,219
Santen Pharmaceutical Co.  . . . . . . .              84,000         1,740,782
Sanyo Shinpan Finance Co. Ltd. . . . . .              17,000         1,064,243
Shimachu Co. . . . . . . . . . . . . . .              55,000         1,410,500
SMC Corp.  . . . . . . . . . . . . . . .              28,000         1,883,430
Taikisha Ltd.  . . . . . . . . . . . . .              77,000         1,043,865
Takeda Chemical Industries . . . . . . .              86,000         1,804,507
TDK Corp.  . . . . . . . . . . . . . . .              36,000         2,346,947
Tostem Corp. . . . . . . . . . . . . . .              69,000         1,906,571
York Benimaru Co.  . . . . . . . . . . .              33,000           920,387
                                                                  ------------
                                                                    29,354,296
                                                                  ------------

MALAYSIA--2.0%
Commerce Asset Holdings  . . . . . . . .             210,000         1,579,885
Leader Universal Holdings  . . . . . . .             181,000           379,846
                                                                  ------------
                                                                     1,959,731
                                                                  ------------

NETHERLANDS--3.9%
Randstad Holdings N.V. . . . . . . . . .              21,600         1,560,361
Wolters Kluwer N.V.  . . . . . . . . . .              16,095         2,138,112
                                                                  ------------
                                                                     3,698,473
                                                                  ------------

SINGAPORE--1.3%
Singapore Land . . . . . . . . . . . . .             226,000         1,251,697
                                                                  ------------

SPAIN--2.1%
Banco Popular Espana . . . . . . . . . .              10,460         2,054,535
                                                                  ------------

SWEDEN--8.0%
Ericsson LM Telephone  . . . . . . . . .              62,600         1,936,972
Hoganas AB, Class B  . . . . . . . . . .              53,400         1,871,569
Securitas AB, Class B  . . . . . . . . .              69,600         2,025,985
Swedish Match  . . . . . . . . . . . . .             538,000         1,893,477
                                                                  ------------
                                                                     7,728,003
                                                                  ------------

SWITZERLAND--6.1%
Adecco SA  . . . . . . . . . . . . . . .               6,182         1,551,851
Cie Financier Richemont AG . . . . . . .               1,175         1,650,355
Novartis AG* . . . . . . . . . . . . . .               2,290         2,622,764
                                                                  ------------
                                                                     5,824,970
                                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                       SCHEDULE OF INVESTMENTS (continued)
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES       U.S. $ VALUE
     --------------------                            ------       ------------

COMMON STOCK (CONTINUED)
UNITED KINGDOM--13.3%
British Airport Authority PLC  . . . . .             231,081        $1,915,451
Electrocomponents PLC  . . . . . . . . .             311,612         2,460,235
Misys PLC  . . . . . . . . . . . . . . .             136,584         2,598,815
Premier Farnell  . . . . . . . . . . . .             183,142         2,352,398
Rentokil Group PLC . . . . . . . . . . .             259,000         1,951,704
Siebe PLC  . . . . . . . . . . . . . . .              83,183         1,544,278
                                                                  ------------
                                                                    12,822,881
                                                                  ------------

TOTAL COMMON STOCK--
   (Cost $75,120,895)  . . . . . . . . .                            89,904,858
                                                                  ------------


PREFERRED STOCK--2.3%
GERMANY--2.3%
Fresenius AG . . . . . . . . . . . . . .              10,700         2,211,204
                                                                  ------------

TOTAL PREFERRED STOCK--
   (Cost $599,010) . . . . . . . . . . .                             2,211,204
                                                                  ------------

TIME DEPOSIT--4.3%
UNITED STATES--4.3%
State Street Bank and Trust Co.
   Eurodollar Time Deposit
   6.375%, 01/02/1997  . . . . . . . . .     USD       4,136         4,136,000
                                                                  ------------

TOTAL TIME DEPOSIT--(Cost $4,136,000)                                4,136,000
                                                                  ------------

TOTAL INVESTMENTS--
   (Cost $79,855,905)--100.0%                                      $96,252,062
                                                                  ------------
                                                                  ------------


*  Denotes non-income producing security.


   See Glossary of Terms on page 44.

                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                      ------------------------------------

INDUSTRY                                % OF NET ASSETS                VALUE
--------                                ---------------                -----
Business Services                             10.1%               $  9,688,716
Commercial Banks                              11.6                  11,164,278
Computer/Office Equipment                      3.8                   3,640,970
Construction                                   2.0                   1,906,571
Consumer Goods                                 4.2                   3,997,302
Electrical Equipment                           2.3                   2,173,129
Electronic/Office Equipment                    2.4                   2,276,833
Electronics                                   11.9                  11,432,107
Engineering                                    4.1                   3,983,100
Financial Services                             1.8                   1,752,457
Health Care                                   10.4                  10,080,063
Insurance                                      1.4                   1,307,219
Machinery                                      3.0                   2,927,295
Media                                          2.2                   2,138,112
Metal Products                                 2.3                   2,251,415
Oil                                            1.7                   1,677,151
Real Estate                                    3.5                   3,395,501
Retail Trade                                   5.1                   4,873,021
Textile                                        2.2                   2,078,665
Time Deposit                                   4.3                   4,136,000
Tobacco                                        2.4                   2,272,019
Transportation                                 2.0                   1,915,451
Utility                                        5.3                   5,184,687
                                             -----                ------------
Totals                                       100.0                $ 96,252,062
                                             -----                ------------
                                             -----                ------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE CAPITAL GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK--88.6%
AEROSPACE/DEFENSE--3.2%
McDonnell Douglas Corp.  . . . . . . . .               8,000      $    512,000
Northrop Grumman Corp. . . . . . . . . .               5,600           463,400
                                                                  ------------
                                                                       975,400
                                                                  ------------


AIRLINES--2.5%
AMR Corp. *  . . . . . . . . . . . . . .               5,300           467,062
Southwest Airlines Co. . . . . . . . . .              13,300           294,263
                                                                  ------------
                                                                       761,325
                                                                  ------------

AUTO PARTS--1.3%
Lear Seating Corp. * . . . . . . . . . .              12,000           409,500
                                                                  ------------

AUTOMOBILE--2.1%
Ford Motor Co. . . . . . . . . . . . . .              19,700           627,938
                                                                  ------------

BROADCAST MEDIA--0.4%
Gaylord Entertainment Co.  . . . . . . .               5,200           118,950
                                                                  ------------

BUSINESS SERVICES--2.8%
Ecolab Inc.  . . . . . . . . . . . . . .               6,900           259,612
First Data Corp. . . . . . . . . . . . .               8,000           292,000
Service Corporation International  . . .              11,100           310,800
                                                                  ------------
                                                                       862,412
                                                                  ------------

CHEMICALS--1.4%
Geon Co. . . . . . . . . . . . . . . . .              21,400           419,975
                                                                  ------------
COMMUNICATION SERVICES--1.1%
Tele-Communications Inc. * . . . . . . .              11,200           319,900
                                                                  ------------

COMPUTER SOFTWARE & SERVICES--2.1%
Compaq Computer Corp. *  . . . . . . . .               8,600           638,550
                                                                  ------------

DRUGS & HEALTH CARE--7.4%
Baxter International Inc.  . . . . . . .              17,500           717,500
Beverly Enterprises Inc. * . . . . . . .               5,800            73,950
Fisher Scientific International Inc. . .              14,500           683,313
Health Systems International Inc. *  . .               3,600            89,100
Tenet Healthcare Corp. * . . . . . . . .              31,000           678,125
                                                                  ------------
                                                                     2,241,988
                                                                  ------------

ELECTRIC UTILITIES--1.0%
Long Island Lighting Co. . . . . . . . .              14,100           311,963
                                                                  ------------

ELECTRONICS--6.0%
Avnet Inc. . . . . . . . . . . . . . . .               6,700           390,275
Intel Corp.  . . . . . . . . . . . . . .               7,100           929,656
Perkin Elmer Corp. . . . . . . . . . . .               8,300           488,663
                                                                  ------------
                                                                     1,808,594
                                                                  ------------

FINANCIAL SERVICES--8.4%
Federal National Mortgage Assn.  . . . .              10,200           379,950
First USA Inc. . . . . . . . . . . . . .              26,800           927,950
Fleet Financial Group Inc. . . . . . . .               2,498           124,588
Lehman Brothers Holdings Inc.  . . . . .              16,900           530,238
MBNA Corp. . . . . . . . . . . . . . . .              13,800           572,700
                                                                  ------------
                                                                     2,535,426
                                                                  ------------

FOODS--0.6%
Chiquita Brands International, Inc.  . .              15,000           191,250
                                                                  ------------

HOSPITAL MANAGEMENT--2.0%
Columbia/HCA Healthcare Corp.  . . . . .              14,900           607,175
                                                                  ------------

INDUSTRIAL MACHINERY--4.3%
Applied Materials Inc. * . . . . . . . .               8,800           316,250
Pall Corp. . . . . . . . . . . . . . . .              23,800           606,900
Silicon Valley Group Inc. *  . . . . . .              18,600           374,325
                                                                  ------------
                                                                     1,297,475
                                                                  ------------

INSURANCE--8.7%
Aetna Inc. . . . . . . . . . . . . . . .              16,273         1,301,840
Integon Corp.  . . . . . . . . . . . . .              14,200           252,050
Lincoln National Corp. . . . . . . . . .               7,500           393,750
Partner Re Holdings  . . . . . . . . . .              20,800           707,200
                                                                  ------------
                                                                     2,654,840
                                                                  ------------

MAJOR REGIONAL BANKS--5.1%
BankAmerica Corp.  . . . . . . . . . . .               8,000           798,000
NationsBank Corp.  . . . . . . . . . . .               7,800           762,450
                                                                  ------------
                                                                     1,560,450
                                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE CAPITAL GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK (CONTINUED)
OIL--6.2%
Amoco Corp.  . . . . . . . . . . . . . .               2,100          $169,050
Atlantic Richfield Co. . . . . . . . . .               2,000           265,000
Chevron Corp.  . . . . . . . . . . . . .               1,600           104,000
Mobil Corp.  . . . . . . . . . . . . . .               2,700           330,075
Royal Dutch Petroleum Co.  . . . . . . .               1,000           170,750
Texaco Inc.  . . . . . . . . . . . . . .               8,600           843,875
                                                                  ------------
                                                                     1,882,750
                                                                  ------------

PACKAGING & CONTAINERS--1.4%
Owens Illinois Inc. *  . . . . . . . . .              18,600           423,150
                                                                  ------------

PAPER AND FOREST PRODUCTS--2.3%
Georgia Pacific Corp.  . . . . . . . . .               8,100           583,200
Stone Container Corp.  . . . . . . . . .               7,700           114,537
                                                                  ------------
                                                                       697,737
                                                                  ------------

PUBLISHING--2.8%
Knight Ridder Inc. . . . . . . . . . . .               7,900           302,175
Valassis Communications Inc. * . . . . .              26,300           555,587
                                                                  ------------
                                                                       857,762
                                                                  ------------

RESTAURANTS--0.5%
Marriot International Inc. . . . . . . .               2,800           154,700
                                                                  ------------

RETAIL--5.4%
Dillard Dept. Stores Inc.  . . . . . . .              19,500           602,063
Fleming Cos. Inc.  . . . . . . . . . . .               8,400           144,900
J C Penney Inc.  . . . . . . . . . . . .               4,700           229,125
Wal-Mart Stores Inc. . . . . . . . . . .              28,500           651,937
                                                                  ------------
                                                                     1,628,025
                                                                  ------------

TELECOMMUNICATIONS--1.3%
Lucent Technologies Inc. . . . . . . . .               8,400           388,500
                                                                  ------------

TIRES & RUBBER--2.7%
Cooper Tire & Rubber Co. . . . . . . . .              10,600           209,350
Goodyear Tire & Rubber Co. . . . . . . .              12,100           621,637
                                                                  ------------
                                                                       830,987
                                                                  ------------

TOBACCO--2.5%
Philip Morris Cos. Inc.  . . . . . . . .               6,800           765,850
                                                                  ------------

TRANSPORTATION--3.1%
Canadian Pacific Ltd.  . . . . . . . . .              16,500           437,250
Consolidated Freightways Corp.*  . . . .               9,200            81,650
Consolidated Freightways Inc.  . . . . .              18,400           409,400
                                                                  ------------
                                                                       928,300
                                                                  ------------

TOTAL COMMON STOCK--
   (Cost $23,011,804)  . . . . . . . . .                            26,900,872
                                                                  ------------


                                                    PRINCIPAL
                                                     AMOUNT
                                                      (000)
                                                      -----
SHORT TERM INVESTMENTS--11.4%
REPURCHASE AGREEMENT--11.2%
State Street Bank and Trust Co.
   6.250%, 01/02/1997, maturity value
   of $3,398,180, dated 12/31/1996,
   (Collateralized by $3,435,000 United
   States Treasury Note, 6.000%,
   05/31/1998, with a value
   of $3,465,431)**. . . . . . . . . . .              $3,397         3,397,000
                                                                  ------------


U.S. GOVERNMENT SECURITIES--0.2%
United States Treasury Bills
   4.880%, 03/06/1997 ** . . . . . . . .                  40            39,653
   5.050%, 03/06/1997 ** . . . . . . . .                  20            19,820
                                                                  ------------
                                                                        59,473
                                                                  ------------

TOTAL SHORT TERM
   INVESTMENTS--(Cost $3,456,473)                                    3,456,473
                                                                  ------------

TOTAL INVESTMENTS--
   (Cost $26,468,277)--100.0%                                     $ 30,357,345
                                                                  ------------
                                                                  ------------


OTHER INFORMATION--
At December 31, 1996, the Capital Growth Fund had open futures contracts as follows:

                                                    Market         Unrealized
Futures         Expiration        Contracts          Value            Gain
-------         ----------        ---------          -----            ----
S & P 500        March 1997           4           $1,489,000         $26,975


*    Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE GROWTH AND INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK--91.3%
AEROSPACE/DEFENSE--4.4%
McDonnell Douglas Corp.  . . . . . . . .             114,300      $  7,315,200
Northrop Grumman Corp. . . . . . . . . .              23,600         1,952,900
                                                                  ------------
                                                                     9,268,100
                                                                  ------------


AIRLINES--3.6%
AMR Corp. *  . . . . . . . . . . . . . .              33,800         2,978,625
Continental Airlines Inc., Class B * . .             164,000         4,571,500
                                                                  ------------
                                                                     7,550,125
                                                                  ------------

AUTO PARTS--2.7%
Lear Seating Corp. * . . . . . . . . . .             167,700         5,722,763
                                                                  ------------

AUTOMOBILE--2.1%
Ford Motor Co. . . . . . . . . . . . . .             137,700         4,389,188
                                                                  ------------

CHEMICALS--1.5%
Geon Co. . . . . . . . . . . . . . . . .             156,100         3,063,463
                                                                  ------------

COMPUTER SOFTWARE & SERVICES--1.0%
Autodesk Inc.  . . . . . . . . . . . . .              73,700         2,063,600
                                                                  ------------

DRUGS & HEALTH CARE--4.5%
Baxter International Inc.  . . . . . . .              97,400         3,993,400
Tenet Healthcare Corp. * . . . . . . . .             249,500         5,457,812
                                                                  ------------
                                                                     9,451,212
                                                                  ------------

ELECTRIC UTILITIES--3.4%
CMS Energy Corp. . . . . . . . . . . . .              46,500         1,563,562
Long Island Lighting Co. . . . . . . . .             198,400         4,389,600
Unicom Corp. . . . . . . . . . . . . . .              46,800         1,269,450
                                                                  ------------
                                                                     7,222,612
                                                                  ------------

ELECTRONICS--3.4%
Avnet Inc. . . . . . . . . . . . . . . .              96,400         5,615,300
Teradyne Inc. *  . . . . . . . . . . . .              57,500         1,401,562
                                                                  ------------
                                                                     7,016,862
                                                                  ------------

FINANCIAL SERVICES--4.7%
Dean Witter Discover & Co. . . . . . . .              82,000         5,432,500
Lehman Brothers Holdings Inc.  . . . . .              69,200         2,171,150
Republic New York Corp.  . . . . . . . .              26,000         2,122,250
                                                                  ------------
                                                                     9,725,900
                                                                  ------------

FOODS--1.2%
Chiquita Brands International, Inc.  . .             201,600         2,570,400
                                                                  ------------

HOMEBUILDING--3.0%
Centex Corp. . . . . . . . . . . . . . .              72,700         2,735,338
Lennar Corp. . . . . . . . . . . . . . .             132,100         3,599,725
                                                                  ------------
                                                                     6,335,063
                                                                  ------------

HOUSEWARES--1.9%
Sunbeam Corp.  . . . . . . . . . . . . .             154,300         3,973,225
                                                                  ------------

INSURANCE--9.5%
Aetna Inc. . . . . . . . . . . . . . . .              84,900         6,792,000
CIGNA Corp.  . . . . . . . . . . . . . .              36,200         4,945,825
Lincoln National Corp. . . . . . . . . .              58,800         3,087,000
Loews Corp.  . . . . . . . . . . . . . .              22,400         2,111,200
Partner Re Holdings  . . . . . . . . . .              85,000         2,890,000
                                                                  ------------
                                                                    19,826,025
                                                                  ------------

LEISURE TIME--1.9%
Brunswick Corp.  . . . . . . . . . . . .             168,700         4,048,800
                                                                  ------------

MAJOR REGIONAL BANKS--6.1%
BankAmerica Corp.  . . . . . . . . . . .              60,100         5,994,975
Chase Manhattan Corp. New  . . . . . . .              22,800         2,034,900
NationsBank Corp.  . . . . . . . . . . .              49,400         4,828,850
                                                                  ------------
                                                                    12,858,725
                                                                  ------------


OIL--6.4%
Ashland Inc. . . . . . . . . . . . . . .              66,300         2,908,912
Atlantic Richfield Co. . . . . . . . . .              42,900         5,684,250
Texaco Inc.  . . . . . . . . . . . . . .              49,000         4,808,125
                                                                  ------------
                                                                    13,401,287
                                                                  ------------

PACKAGING & CONTAINERS--2.8%
Owens Illinois Inc. *  . . . . . . . . .             255,600         5,814,900
                                                                  ------------

PAPER AND FOREST PRODUCTS--3.4%
Georgia Pacific Corp.  . . . . . . . . .              57,700         4,154,400
Stone Container Corp.  . . . . . . . . .             204,500         3,041,937
                                                                  ------------
                                                                     7,196,337
                                                                  ------------

PETROLEUM SERVICES--2.6%
Tosco Corp.  . . . . . . . . . . . . . .              69,800         5,522,925
                                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE GROWTH AND INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK (CONTINUED)
RETAIL--6.7%
Fleming Cos. Inc.  . . . . . . . . . . .             257,400      $  4,440,150
J C Penney Inc.  . . . . . . . . . . . .              76,100         3,709,875
Sears Roebuck & Co.  . . . . . . . . . .              75,000         3,459,375
Supervalu Inc. . . . . . . . . . . . . .              87,000         2,468,625
                                                                  ------------
                                                                    14,078,025
                                                                  ------------

STEEL--1.6%
AK Steel Holding Corp. . . . . . . . . .              85,500         3,387,938
                                                                  ------------

TEXTILE--2.3%
Fruit of the Loom Inc. * . . . . . . . .             129,100         4,889,663
                                                                  ------------

TIRES & RUBBER--2.7%
Goodyear Tire & Rubber Co. . . . . . . .             111,900         5,748,863
                                                                  ------------

TOBACCO--4.7%
Philip Morris Cos. Inc.  . . . . . . . .              51,800         5,833,975
RJR Nabisco Holdings Corp. . . . . . . .              64,080         2,178,720
Universal Corp. Virginia . . . . . . . .              54,600         1,754,025
                                                                  ------------
                                                                     9,766,720
                                                                  ------------

TRANSPORTATION--3.2%
Canadian Pacific Ltd.  . . . . . . . . .             141,400         3,747,100
Consolidated Freightways Corp.*  . . . .              14,900           132,237
Consolidated Freightways Inc.  . . . . .             122,600         2,727,850
                                                                  ------------
                                                                     6,607,187
                                                                  ------------

TOTAL COMMON STOCK--
   (Cost $156,714,773) . . . . . . . . .                           191,499,908
                                                                  ------------

PREFERRED STOCK--0.3%
FOODS--0.1%
Chiquita Brands International, Inc.,
   Series A. . . . . . . . . . . . . .                 5,800           249,400
                                                                  ------------

TOBACCO--0.2%
RJR Nabisco Holdings Corp.,
    Series C . . . . . . . . . . . . . .              50,900           343,575
                                                                  ------------

TOTAL PREFERRED STOCK--
   (Cost $591,286)                                                     592,975
                                                                  ------------

DEPOSITORY RECEIPTS--1.8%
MANUFACTURING--1.8%
Unilever N.V.  . . . . . . . . . . . . .              21,800         3,820,450
                                                                  ------------

TOTAL DEPOSITORY RECEIPTS--
   (Cost $3,446,874) . . . . . . . . . .                             3,820,450
                                                                  ------------


                                                    PRINCIPAL
                                                     AMOUNT
                                                      (000)
                                                      -----
SHORT TERM INVESTMENT--6.6%
REPURCHASE AGREEMENT--6.6%
State Street Bank and Trust Co.
   6.250%, 01/02/1997, maturity value
   of $13,763,777, dated 12/31/1996,
   (Collateralized by $13,195,000 United
   States Treasury Note, 6.000%,
   5/31/1998, with a value
   of $14,038,273).. . . . . . . . . . .             $13,759        13,759,000
                                                                  ------------

TOTAL SHORT TERM INVESTMENT--
   (Cost $13,759,000)  . . . . . . . . .                            13,759,000
                                                                  ------------

TOTAL INVESTMENTS--
   (Cost $174,511,933)--100.0% . . . . .                          $209,672,333
                                                                  ------------
                                                                  ------------


*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE SELECT EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK--95.1%
AEROSPACE/DEFENSE--2.0%
Allied Signal Inc. . . . . . . . . . . .               7,400      $    495,800
Boeing Co. . . . . . . . . . . . . . . .               3,900           414,862
United Technologies Corp.  . . . . . . .              16,200         1,069,200
                                                                  ------------
                                                                     1,979,862
                                                                  ------------

AIRLINES--1.5%
AMR Corp. *  . . . . . . . . . . . . . .               9,000           793,125
Delta Air Lines Inc. . . . . . . . . . .               9,900           701,663
                                                                  ------------
                                                                     1,494,788
                                                                  ------------

AUTO PARTS--0.6%
TRW Inc. . . . . . . . . . . . . . . . .              11,400           564,300
                                                                  ------------

AUTOMOBILE--1.8%
Ford Motor Co. . . . . . . . . . . . . .              15,800           503,625
General Motors Corp. . . . . . . . . . .              23,300         1,298,975
                                                                  ------------
                                                                     1,802,600
                                                                  ------------

BEVERAGES--1.1%
PepsiCo Inc. . . . . . . . . . . . . . .              39,000         1,140,750
                                                                  ------------

BUILDING MATERIALS--0.6%
Home Depot Inc.  . . . . . . . . . . . .              11,700           586,463
                                                                  ------------

BUSINESS SERVICES--0.3%
First Data Corp. . . . . . . . . . . . .               9,200           335,800
                                                                  ------------

CHEMICALS--3.2%
B F Goodrich Co. . . . . . . . . . . . .              13,500           546,750
Dow Chemical Co. . . . . . . . . . . . .              16,000         1,254,000
E I Du Pont De Nemours & Co. . . . . . .               5,800           547,375
Monsanto Co. . . . . . . . . . . . . . .              23,500           913,562
                                                                  ------------
                                                                     3,261,687
                                                                  ------------

COMMERCIAL SERVICES--1.5%
Dun & Bradstreet Corp. . . . . . . . . .              64,200         1,524,750
                                                                  ------------

COMPUTER SOFTWARE & SERVICES--5.7%
Cisco Systems Inc. * . . . . . . . . . .              14,000           890,750
Compaq Computer Corp. *  . . . . . . . .               8,300           616,275
Computer Associates International Inc. .              11,400           567,150
International Business Machines Inc. . .              10,900         1,645,900
Microsoft Corp. *  . . . . . . . . . . .              20,800         1,718,600
Oracle System Corp. *  . . . . . . . . .               9,150           382,012
                                                                  ------------
                                                                     5,820,687
                                                                  ------------

CONGLOMERATES--0.6%
Textron Inc. . . . . . . . . . . . . . .               6,300           593,775
                                                                  ------------

CONSTRUCTION MATERIALS--0.4%
Fluor Corp.  . . . . . . . . . . . . . .               6,800           426,700
                                                                  ------------

COSMETICS--1.1%
Gillette Co. . . . . . . . . . . . . . .              15,000         1,166,250
                                                                  ------------

DRUGS & HEALTH CARE--0.6%
Abbott Laboratories  . . . . . . . . . .              11,700           593,775
                                                                  ------------

ELECTRIC UTILITIES--3.5%
Duke Power Co. of New Mexico . . . . . .              17,000           786,250
Edison International . . . . . . . . . .              43,000           854,625
Texas Utilities Co.  . . . . . . . . . .              13,300           541,975
Unicom Corp. . . . . . . . . . . . . . .              51,400         1,394,225
                                                                  ------------
                                                                     3,577,075
                                                                  ------------

ELECTRICAL EQUIPMENT--0.7%
Applied Materials Inc. * . . . . . . . .               6,000           215,625
Harris Corp. Delaware  . . . . . . . . .               7,600           521,550
                                                                  ------------
                                                                       737,175
                                                                  ------------

ELECTRONICS--6.0%
General Electric Co. . . . . . . . . . .              23,400         2,313,675
Hewlett Packard Co.  . . . . . . . . . .              23,600         1,185,900
Intel Corp.  . . . . . . . . . . . . . .              19,700         2,579,469
                                                                  ------------
                                                                     6,079,044
                                                                  ------------

ENTERTAINMENT--1.1%
Walt Disney Co.  . . . . . . . . . . . .              15,681         1,091,790
                                                                  ------------

FINANCIAL SERVICES--5.3%
American General Corp. . . . . . . . . .              12,300           502,762
Beneficial Corp. . . . . . . . . . . . .              11,700           741,487
Federal National Mortgage Assn.  . . . .              26,700           994,575
First Bank Systems Inc.  . . . . . . . .              11,600           791,700
Merrill Lynch & Co. Inc. . . . . . . . .              15,000         1,222,500
Morgan Stanley Group Inc.  . . . . . . .              12,400           708,350
Salomon Inc. . . . . . . . . . . . . . .               8,700           409,988
                                                                  ------------
                                                                     5,371,362
                                                                  ------------

FOODS--1.6%
ConAgra Inc. . . . . . . . . . . . . . .              10,400           517,400
CPC International Inc. . . . . . . . . .               7,400           573,500
Sara Lee Corp. . . . . . . . . . . . . .              15,800           588,550
                                                                  ------------
                                                                     1,679,450
                                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE SELECT EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK (CONTINUED)
GAS & PIPELINE UTILITIES--0.5%
Williams Cos. Inc. . . . . . . . . . . .              12,450      $    466,875
                                                                  ------------

GAS EXPLORATION--0.6%
Kerr McGee Corp. . . . . . . . . . . . .               8,300           597,600
                                                                  ------------

HEALTH CARE--1.9%
American Home Products Corp. . . . . . .              13,100           767,987
Columbia/HCA Healthcare Corp.  . . . . .              16,800           684,600
Manor Care Inc.  . . . . . . . . . . . .              18,100           488,700
                                                                  ------------
                                                                     1,941,287
                                                                  ------------

HOUSEHOLD PRODUCTS--1.9%
Corning Inc. . . . . . . . . . . . . . .              10,500           485,625
Procter & Gamble Co. . . . . . . . . . .              13,400         1,440,500
                                                                  ------------
                                                                     1,926,125
                                                                  ------------

INDUSTRIAL MACHINERY--0.4%
Tecumseh Products Co.  . . . . . . . . .               7,600           436,050
                                                                  ------------

INSURANCE--5.5%
Allstate Corp. . . . . . . . . . . . . .              12,405           717,939
American International Group Inc.  . . .              11,300         1,223,225
CIGNA Corp.  . . . . . . . . . . . . . .               6,200           847,075
Loews Corp.  . . . . . . . . . . . . . .               4,400           414,700
Safeco Corp. . . . . . . . . . . . . . .              20,800           820,300
Travelers Inc. . . . . . . . . . . . . .              34,466         1,563,895
                                                                  ------------
                                                                     5,587,134
                                                                  ------------

MACHINERY--1.8%
Case Corp. . . . . . . . . . . . . . . .              11,000           599,500
Caterpillar Inc. . . . . . . . . . . . .              16,400         1,234,100
                                                                  ------------
                                                                     1,833,600
                                                                  ------------

MAJOR REGIONAL BANKS--6.2%
Banc One Corp. . . . . . . . . . . . . .              15,290           657,470
Bank of New York Co. Inc.  . . . . . . .              13,200           445,500
BankAmerica Corp.  . . . . . . . . . . .              16,400         1,635,900
Citicorp . . . . . . . . . . . . . . . .               9,100           937,300
First Chicago NBD Corp.  . . . . . . . .              11,000           591,250
NationsBank Corp.  . . . . . . . . . . .              15,400         1,505,350
Wells Fargo & Co.  . . . . . . . . . . .               1,800           485,550
                                                                  ------------
                                                                     6,258,320
                                                                  ------------

MANUFACTURING--1.3%
Dover Corp.  . . . . . . . . . . . . . .               9,400           472,350
Tyco International Ltd.  . . . . . . . .              16,600           877,725
                                                                  ------------
                                                                     1,350,075
                                                                  ------------

MEDICAL PRODUCTS & SUPPLIES--0.5%
Medtronic Inc. . . . . . . . . . . . . .               7,000           476,000
                                                                  ------------

OFFICE EQUIPMENT & SUPPLIES--0.5%
Xerox Corp.  . . . . . . . . . . . . . .               8,800           463,100
                                                                  ------------

OIL--11.9%
Amoco Corp.  . . . . . . . . . . . . . .               8,600           692,300
Atlantic Richfield Co. . . . . . . . . .              14,200         1,881,500
Columbia Gas Systems Inc.  . . . . . . .              18,100         1,151,613
Exxon Corp.  . . . . . . . . . . . . . .              23,900         2,342,200
Mobil Corp.  . . . . . . . . . . . . . .               4,700           574,575
Phillips Petroleum Co. . . . . . . . . .               9,700           429,225
Royal Dutch Petroleum Co.  . . . . . . .               9,700         1,656,275
Texaco Inc.  . . . . . . . . . . . . . .              21,200         2,080,250
Unocal Corp. . . . . . . . . . . . . . .              30,900         1,255,312
                                                                  ------------
                                                                    12,063,250
                                                                  ------------

PACKAGING & CONTAINERS--0.8%
Avery Dennison Corp. . . . . . . . . . .              22,600           799,475
                                                                  ------------

PAPER AND FOREST PRODUCTS--1.9%
Champion International Corp. . . . . . .              14,000           605,500
Georgia Pacific Corp.  . . . . . . . . .              11,000           792,000
Mead Corp. . . . . . . . . . . . . . . .               8,600           499,875
                                                                  ------------
                                                                     1,897,375
                                                                  ------------

PHARMACEUTICALS--6.0%
Bristol Myers Squibb Co. . . . . . . . .              14,100         1,533,375
Eli Lilly & Co.  . . . . . . . . . . . .              10,600           773,800
Johnson & Johnson Co.  . . . . . . . . .              23,400         1,164,150
Merck & Co. Inc. . . . . . . . . . . . .              13,800         1,093,650
Pfizer Inc.  . . . . . . . . . . . . . .               8,800           729,300
Schering Plough Corp.  . . . . . . . . .              13,200           854,700
                                                                  ------------
                                                                     6,148,975
                                                                  ------------

PHOTOGRAPHY--0.6%
Eastman Kodak Co.  . . . . . . . . . . .               7,000           561,750
                                                                  ------------

RESTAURANTS--0.5%
McDonald's Corp. . . . . . . . . . . . .              12,200           552,050
                                                                  ------------

RETAIL--4.8%
Dayton Hudson Corp.  . . . . . . . . . .              22,200           871,350
Dillard Dept. Stores Inc.  . . . . . . .              13,100           404,463
Gap Inc. . . . . . . . . . . . . . . . .              14,600           439,825
Mercantile Stores Inc. . . . . . . . . .              11,800           582,625
Safeway Inc. * . . . . . . . . . . . . .              13,000           555,750
Sears Roebuck & Co.  . . . . . . . . . .              17,300           797,962
TJX Cos. Inc.  . . . . . . . . . . . . .              12,700           601,662
Wal-Mart Stores Inc. . . . . . . . . . .              26,800           613,050
                                                                  ------------
                                                                     4,866,687
                                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE SELECT EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--3.4%
3Com Corp. * . . . . . . . . . . . . . .               8,000      $    587,000
GTE Corp.  . . . . . . . . . . . . . . .              27,300         1,242,150
Lucent Technologies Inc. . . . . . . . .               8,847           409,174
Sprint Corp. . . . . . . . . . . . . . .              29,800         1,188,275
                                                                  ------------
                                                                     3,426,599
                                                                  ------------

TELEPHONE--1.4%
Airtouch Communications Inc. * . . . . .              19,600           494,900
Ameritech Corp.  . . . . . . . . . . . .              15,400           933,625
                                                                  ------------
                                                                     1,428,525
                                                                  ------------

TEXTILE--1.3%
Liz Claiborne  . . . . . . . . . . . . .              12,500           482,813
Nike Inc.  . . . . . . . . . . . . . . .              14,400           860,400
                                                                  ------------
                                                                     1,343,213
                                                                  ------------

TIRES & RUBBER--0.5%
Goodyear Tire & Rubber Co. . . . . . . .               9,600           493,200
                                                                  ------------

TOBACCO--1.7%
Philip Morris Cos. Inc.  . . . . . . . .              15,700         1,768,213
                                                                  ------------

TOTAL COMMON STOCK--
   (Cost $77,160,237)  . . . . . . . . .                            96,513,561
                                                                  ------------

DEPOSITORY RECEIPTS--1.8%
ELECTRIC COMPANIES--0.7%
Empresa Nacional De Electric . . . . . .              10,400           728,000
                                                                  ------------

PETROLEUM SERVICES--1.1%
Norsk Hydro AS . . . . . . . . . . . . .              20,800         1,115,400
                                                                  ------------

TOTAL DEPOSITORY RECEIPTS--
   (Cost $1,315,401) . . . . . . . . . .                             1,843,400
                                                                  ------------

                                                    PRINCIPAL
                                                     AMOUNT
     SECURITY DESCRIPTION                             (000)           VALUE
     --------------------                             -----           -----

SHORT TERM INVESTMENTS--3.1%
REPURCHASE AGREEMENT--3.0%
State Street Bank and Trust Co.
   6.250%, 01/02/1997, maturity value
   of $3,072,066, dated 12/31/1996,
   (Collateralized by $3,105,000 United
   States Treasury Note, 6.00%,
   5/31/1998, with a value
   of $3,132,507)**. . . . . . . . . . .              $3,071      $  3,071,000
                                                                  ------------

U.S. GOVERNMENT SECURITIES--0.1%
United States Treasury Bills
   4.660%, 01/23/1997 ** . . . . . . . .                  30            29,915
   4.750%, 01/23/1997 ** . . . . . . . .                  50            49,855
                                                                  ------------
                                                                        79,770
                                                                  ------------

TOTAL SHORT TERM INVESTMENTS--
   (Cost $3,150,770) . . . . . . . . . .                             3,150,770
                                                                  ------------

TOTAL INVESTMENTS--
   (Cost $81,626,408)--100.0%  . . . . .                          $101,507,731
                                                                  ------------
                                                                  ------------

OTHER INFORMATION--
At December 31, 1996, the Select Equity Fund had open futures contracts as follows:
                                                    Market         Unrealized
Futures         Expiration        Contracts          Value            Gain
-------         ----------        ---------          -----            ----
S & P 500       March 1997            5           $1,861,250         $15,525


*    Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK--92.8%
AUTO PARTS--2.7%
APS Holding Corp. *  . . . . . . . . . .             114,400      $  1,773,200
                                                                  ------------

BROADCAST MEDIA--5.5%
Groupe AB SA*  . . . . . . . . . . . . .             118,500         1,703,437
Heritage Media Corp. * . . . . . . . . .             162,700         1,830,375
                                                                  ------------
                                                                     3,533,812
                                                                  ------------


BUILDING CONSTRUCTION--1.3%
Synthetic Industries Inc. *  . . . . . .              52,500           853,125
                                                                  ------------

BUILDING MATERIALS--1.7%
Congoleum Corp. *  . . . . . . . . . . .              81,000         1,123,875
                                                                  ------------

CHEMICALS--1.9%
Spartech Corp. . . . . . . . . . . . . .             110,600         1,230,425
                                                                  ------------

COMMERCIAL SERVICES--1.6%
Healthcare Services Group Inc. * . . . .              87,100           871,000
International Post Ltd. *  . . . . . . .              30,700           141,988
                                                                  ------------
                                                                     1,012,988
                                                                  ------------

COMMUNICATION SERVICES--1.6%
Pegasus Communications Corp. * . . . . .              75,800         1,042,250
                                                                  ------------

COMPUTER SOFTWARE &
   SERVICES--9.1%
Black Box Corp. *  . . . . . . . . . . .              16,100           664,125
DecisionOne Corp. *  . . . . . . . . . .             230,400         3,801,600
Multiple Zones International Inc. *  . .             141,400         1,378,650
Opinion Research Corp. * . . . . . . . .               8,600            29,025
                                                                  ------------
                                                                     5,873,400
                                                                  ------------

ELECTRIC UTILITIES--2.4%
Central Maine Power Co.  . . . . . . . .             131,100         1,524,038
                                                                  ------------

ELECTRICAL EQUIPMENT--4.6%
Amphenol Corp. * . . . . . . . . . . . .              52,000         1,157,000
Carbide/Graphite Group Inc. *  . . . . .              91,000         1,785,875
                                                                  ------------
                                                                     2,942,875
                                                                  ------------

ENTERTAINMENT--0.6%
Platinum Entertainment Inc. *  . . . . .              51,000           408,000
                                                                  ------------

FINANCE & BANKING--0.8%
Peoples Bank Bridgeport Connecticut. . .              18,400           531,300
                                                                  ------------

FOODS--3.7%
Alpine Lace Brands Inc. *  . . . . . . .              96,800           508,200
Dominicks Supermarkets Inc. *  . . . . .              25,500           554,625
Morningstar Group Inc. * . . . . . . . .              68,700         1,348,238
                                                                  ------------
                                                                     2,411,063
                                                                  ------------

HOSPITAL MANAGEMENT--7.7%
Mariner Health Group Inc. *  . . . . . .             260,500         2,181,687
Sun Healthcare Group Inc. *  . . . . . .             156,200         2,108,700
Theratx Inc. * . . . . . . . . . . . . .              64,200           658,050
                                                                  ------------
                                                                     4,948,437
                                                                  ------------

HOUSEHOLD PRODUCTS--5.0%
American Safety Razor Co. *  . . . . . .             132,800         1,859,200
AMRE Inc. *  . . . . . . . . . . . . . .             238,900           388,213
Samsonite Corp. *  . . . . . . . . . . .              24,700           947,862
                                                                  ------------
                                                                     3,195,275
                                                                  ------------

HOUSEWARES--0.6%
Levitz Furniture Inc. *  . . . . . . . .             131,700           411,563
                                                                  ------------

INSURANCE--8.4%
Horace Mann Educators Corp.  . . . . . .              31,000         1,251,625
IPC Holdings Ltd.  . . . . . . . . . . .              59,300         1,326,837
Old Republic International Corp. . . . .              37,000           989,750
Symons International Group Inc. *  . . .              27,800           465,650
Terra Nova (Bermuda) Holdings Ltd. . . .              65,800         1,414,700
                                                                  ------------
                                                                     5,448,562
                                                                  ------------

LEISURE TIME--1.2%
Trump Hotels & Casino Resorts Inc.*  . .              64,100           769,200
                                                                  ------------

MANUFACTURING--2.0%
Figgie International
   Holdings Inc. Class A * . . . . . . .              54,100           649,200
Figgie International
   Holdings Inc. Class B * . . . . . . .              61,900           665,425
                                                                  ------------
                                                                     1,314,625
                                                                  ------------

PACKAGING & CONTAINER--1.2%
Shorewood Packaging Corp. *  . . . . . .              41,300           805,350
                                                                  ------------

REAL ESTATE--0.7%
Insignia Financial Group Inc. *  . . . .              18,900           425,250
                                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1996


     SECURITY DESCRIPTION                            SHARES           VALUE
     --------------------                            ------           -----

COMMON STOCK (CONTINUED)
RESTAURANTS--8.0%
IHOP Corp. * . . . . . . . . . . . . . .              90,900      $  2,147,513
Mortons Restaurant Group Inc. *  . . . .             128,700         2,171,812
Sonic Corp. *  . . . . . . . . . . . . .              33,750           860,625
                                                                  ------------
                                                                     5,179,950
                                                                  ------------


RETAIL--18.4%
Brookstone Inc. *  . . . . . . . . . . .              46,800           491,400
Finlay Enterprises Inc. *  . . . . . . .              86,700         1,343,850
Friedman's Inc. *  . . . . . . . . . . .             155,800         2,298,050
General Nutrition Cos. Inc. *  . . . . .              96,300         1,625,062
J. Baker Inc.  . . . . . . . . . . . . .             307,700         1,634,656
Leslie's Poolmart *  . . . . . . . . . .              26,300           338,613
Linens 'N Things Inc. *  . . . . . . . .             116,000         2,276,500
Movado Group Inc.  . . . . . . . . . . .              69,600         1,896,600
                                                                  ------------
                                                                    11,904,731
                                                                  ------------


TRANSPORTATION--2.1%
Landstar Systems Inc. *  . . . . . . . .              57,400         1,334,550
                                                                  ------------

TOTAL COMMON STOCK--
   (Cost $59,042,129)  . . . . . . . . .                            59,997,844
                                                                  ------------

DEPOSITORY RECEIPTS--0.4%
TELECOMMUNICATIONS--0.4%
Vimple-Communications *  . . . . . . . .              10,200           240,975
                                                                  ------------

TOTAL DEPOSITORY RECEIPTS--
   (Cost $209,100) . . . . . . . . . . .                               240,975
                                                                  ------------



                                                    PRINCIPAL
                                                     AMOUNT
     SECURITY DESCRIPTION                             (000)           VALUE
     --------------------                             -----           -----

SHORT TERM INVESTMENT--6.8%
REPURCHASE AGREEMENT--6.8%
State Street Bank and Trust Co.
   6.250%, 01/02/1997, maturity value
   of $4,412,532, dated 12/31/1996,
   (Collateralized by $4,460,000 United
   States Treasury Note, 6.000%,
   5/31/1998, with a value
   of $4,499,511). . . . . . . . . . . .             $ 4,411      $  4,411,000
                                                                  ------------

TOTAL SHORT TERM
   INVESTMENT--(Cost $4,411,000) . . . .                             4,411,000
                                                                  ------------

TOTAL INVESTMENTS--
   (Cost $63,662,229)--100.0%  . . . . .                          $ 64,649,819
                                                                  ------------
                                                                  ------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

                                                    PRINCIPAL
     SECURITY DESCRIPTION                            AMOUNT           VALUE
     --------------------                            ------           -----
GOVERNMENT AND AGENCY SECURITIES--100.0%
FEDERAL AGENCIES--100.0%
Federal Farm Credit Bank
   5.380%, 01/07/1997  . . . . . . . . .            $300,000        $  299,731
   5.270%, 01/16/1997  . . . . . . . . .             300,000           299,341
   5.400%, 01/22/1997  . . . . . . . . .             500,000           498,425
Federal Home Loan Bank
   5.420%, 01/06/1997  . . . . . . . . .             100,000            99,925
   5.240%, 01/24/1997  . . . . . . . . .             130,000           129,565
   5.240%, 01/27/1997  . . . . . . . . .             500,000           498,108
   5.580%, 01/27/1997  . . . . . . . . .             300,000           298,791
   5.240%, 01/30/1997  . . . . . . . . .             840,000           836,454
   5.340%, 02/18/1997  . . . . . . . . .             260,000           258,149
Federal Home Loan Mortgage
   5.290%, 01/21/1997  . . . . . . . . .             600,000           598,237
Federal National Mortgage Assn.
   5.370%, 01/14/1997  . . . . . . . . .             300,000           299,418
   5.420%, 01/14/1997  . . . . . . . . .             375,000           374,266
   5.330%, 01/16/1997  . . . . . . . . .             200,000           199,556
   5.210%, 02/12/1997  . . . . . . . . .             100,000            99,392
   5.240%, 03/06/1997  . . . . . . . . .             250,000           247,671
   5.310%, 03/06/1997  . . . . . . . . .             315,000           312,026
United States Treasury Bills
   4.600%, 01/09/1997  . . . . . . . . .             700,000           699,285
                                                                    ----------
TOTAL GOVERNMENT AND
   AGENCY SECURITIES--(Cost $6,048,340)                              6,048,340
                                                                    ----------
TOTAL INVESTMENTS--
   (Cost $6,048,340)--100.0%                                        $6,048,340
                                                                    ----------
                                                                    ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996


                                                                                                GLOBAL           INTERNATIONAL
                                                                                              INCOME FUND         EQUITY FUND
                                                                                              -----------         -----------

ASSETS
  Investments in securities, at value (Note B) . . . . . . . . . . . . . . . . . . .          $36,794,136         $96,252,062
  Investments in repurchase agreements (Note B). . . . . . . . . . . . . . . . . . .                    0                   0
  Cash, including foreign currency at value. . . . . . . . . . . . . . . . . . . . .               76,841              31,742
  Dividends receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0             138,329
  Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              638,813                 733
  Receivable for securities sold . . . . . . . . . . . . . . . . . . . . . . . . . .                    0             354,652
  Receivable for currency sold . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0             365,910
  Unrealized appreciation on forward currency contracts (Note G) . . . . . . . . . .              485,229             246,419
  Receivable for fund shares sold. . . . . . . . . . . . . . . . . . . . . . . . . .              104,425              54,731
  Foreign income tax reclaim receivable. . . . . . . . . . . . . . . . . . . . . . .               20,801              57,785
  Receivable due from Protective Life (Note C) . . . . . . . . . . . . . . . . . . .               26,801              60,933
                                                                                              -----------         -----------
     TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           38,147,046          97,563,296

LIABILITIES
  Unrealized depreciation on forward currency contracts (Note G) . . . . . . . . . .              266,191             289,496
  Payable for securities purchased . . . . . . . . . . . . . . . . . . . . . . . . .                    0                 588
  Payable for variation margin . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0                   0
  Payable for currency purchased . . . . . . . . . . . . . . . . . . . . . . . . . .                    0             366,353
  Investment management fee payable (Note C) . . . . . . . . . . . . . . . . . . . .               34,907              87,820
  Accounts payable and accrued expenses. . . . . . . . . . . . . . . . . . . . . . .               49,519              49,888
  Payable for fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . .              121,712              33,534
                                                                                              -----------         -----------
     TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              472,329             827,679
                                                                                              -----------         -----------
       NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $37,674,717         $96,735,617
                                                                                              -----------         -----------
                                                                                              -----------         -----------

NET ASSETS
  Paid-in capital (Note E) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $36,825,417         $79,560,213
  Undistributed (distributions in excess of) net investment
     income (Note B) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (57,056)            459,577
  Accumulated net realized gain (loss) on
     investments and foreign currency transactions . . . . . . . . . . . . . . . . .               81,574             362,439
  Net unrealized appreciation (depreciation) of:
     Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              604,111          16,396,157
     Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0                   0
     Foreign currency translations . . . . . . . . . . . . . . . . . . . . . . . . .              220,671             (42,769)
                                                                                              -----------         -----------
       NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $37,674,717         $96,735,617
                                                                                              -----------         -----------
                                                                                              -----------         -----------

NET ASSET VALUE PER SHARE
  Offering and redemption price per share (based on
     shares of capital stock outstanding,
     par value $.001 per share). . . . . . . . . . . . . . . . . . . . . . . . . . .          $    10.177         $    12.865

  Total shares outstanding at end of year. . . . . . . . . . . . . . . . . . . . . .            3,701,969           7,519,283

  Cost of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $36,190,025         $79,855,905


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    CAPITAL         GROWTH AND          SELECT           SMALL CAP          MONEY
                                                  GROWTH FUND       INCOME FUND       EQUITY FUND       EQUITY FUND      MARKET FUND
                                                  -----------       -----------       -----------       -----------      -----------
ASSETS
  Investments in securities, at value (Note B) .  $26,960,345      $195,913,333       $98,436,731       $60,238,819       $6,048,340
  Investments in repurchase agreements (Note B).    3,397,000        13,759,000         3,071,000         4,411,000                0
  Cash, including foreign currency at value. . .          691               631               323               977           81,286
  Dividends receivable . . . . . . . . . . . . .       32,265           365,615           182,846            33,967                0
  Interest receivable. . . . . . . . . . . . . .          590             2,389               533               766                0
  Receivable for securities sold . . . . . . . .       69,374           697,740                 0            97,425                0
  Receivable for currency sold . . . . . . . . .            0                 0                 0                 0                0
  Unrealized appreciation on forward currency
     contracts (Note G). . . . . . . . . . . . .            0                 0                 0                 0                0
  Receivable for fund shares sold. . . . . . . .       46,128           140,598            88,200            56,929                0
  Foreign income tax reclaim receivable. . . . .           47             2,556             2,084                 0                0
  Receivable due from Protective Life (Note C) .       17,985            38,567            24,075            23,256            8,551
                                                  -----------      ------------      ------------       -----------       ----------
     TOTAL ASSETS. . . . . . . . . . . . . . . .   30,524,425       210,920,429       101,805,792        64,863,139        6,138,177

LIABILITIES
  Unrealized depreciation on forward currency
     contracts (Note G). . . . . . . . . . . . .            0                 0                 0                 0                0
  Payable for securities purchased . . . . . . .      158,234            70,279                 0           319,058                0
  Payable for variation margin . . . . . . . . .       29,164                 0            36,455                 0                0
  Payable for currency purchased . . . . . . . .            0                 0                 0                 0                0
  Investment management fee payable (Note C) . .       19,923           139,423            68,213            43,085            3,314
  Accounts payable and accrued expenses. . . . .       11,813            50,500            40,619            30,117           13,969
  Payable for fund shares redeemed . . . . . . .        5,834            73,413            36,925            37,708              234
                                                  -----------      ------------      ------------       -----------       ----------
     TOTAL LIABILITIES . . . . . . . . . . . . .      224,968           333,615           182,212           429,968           17,517
                                                  -----------      ------------      ------------       -----------       ----------
       NET ASSETS. . . . . . . . . . . . . . . .  $30,299,457      $210,586,814      $101,623,580       $64,433,171       $6,120,660
                                                  -----------      ------------      ------------       -----------       ----------
                                                  -----------      ------------      ------------       -----------       ----------
NET ASSETS
  Paid-in capital (Note E) . . . . . . . . . . .  $26,477,821      $171,374,846       $80,932,057       $62,596,570       $6,120,660
  Undistributed (distributions in excess of)
     net investment income (Note B). . . . . . .            0                 0                 0               268                0
  Accumulated net realized gain (loss) on
     investments and foreign currency
     transactions. . . . . . . . . . . . . . . .      (94,407)        4,051,568           794,675           848,743                0
  Net unrealized appreciation (depreciation) of:
     Investments . . . . . . . . . . . . . . . .    3,889,068        35,160,400        19,881,323           987,590                0
     Futures . . . . . . . . . . . . . . . . . .       26,975                 0            15,525                 0                0
     Foreign currency translations . . . . . . .            0                 0                 0                 0                0
                                                  -----------      ------------      ------------       -----------       ----------
       NET ASSETS. . . . . . . . . . . . . . . .  $30,299,457      $210,586,814      $101,623,580       $64,433,171       $6,120,660
                                                  -----------      ------------      ------------       -----------       ----------
                                                  -----------      ------------      ------------       -----------       ----------
NET ASSET VALUE PER SHARE
  Offering and redemption price per share
     (based on shares of capital stock
     outstanding, par value $.001 per share) . .  $    12.647      $     14.183      $     15.437       $    10.022       $    1.000

  Total shares outstanding at end of year. . . .    2,395,860        14,847,879         6,583,114         6,429,304        6,120,660

  Cost of investments. . . . . . . . . . . . . .  $26,468,277      $174,511,933      $ 81,626,408       $63,662,229       $6,048,340


                          PROTECTIVE INVESTMENT COMPANY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                                                                                                GLOBAL           INTERNATIONAL
                                                                                              INCOME FUND         EQUITY FUND
                                                                                              -----------         -----------

INVESTMENT INCOME
  Interest income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 2,383,442         $   185,793
  Dividend income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0           1,267,875
  Foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (25,788)           (163,441)
                                                                                              -----------         -----------
     TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,357,654           1,290,227

EXPENSES
  Investment management fee (Note C) . . . . . . . . . . . . . . . . . . . . . . . .              380,629             871,940
  Custodian fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .               79,199             184,376
  Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               19,200              21,499
  Printing expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3,960               7,027
  Legal fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3,299               5,856
  Directors' fee (Note C). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,375               4,216
  Transfer agent fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,288               2,288
  Miscellaneous expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   99                 176
                                                                                              -----------         -----------
     Total operating expenses before reimbursement . . . . . . . . . . . . . . . . .              491,049           1,097,378
     Expenses borne by Protective Life (Note C). . . . . . . . . . . . . . . . . . .             (110,420)           (225,438)
                                                                                              -----------         -----------
       NET EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              380,629             871,940
                                                                                              -----------         -----------
       NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,977,025             418,287
                                                                                              -----------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY,
  OPTIONS AND FUTURES TRANSACTIONS
  Net realized gain (loss) on:
     Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              918,561           3,727,854
     Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0                   0
     Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . .              481,271             154,420
     Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               35,396            (110,596)
                                                                                              -----------         -----------
       Total net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,435,228           3,771,678
  Change in unrealized appreciation (depreciation) of:
     Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (277,482)          9,314,829
     Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0                   0
     Foreign currency translations . . . . . . . . . . . . . . . . . . . . . . . . .               67,046             (89,819)
                                                                                              -----------         -----------
       Total change in unrealized appreciation (depreciation). . . . . . . . . . . .             (210,436)          9,225,010
                                                                                              -----------         -----------
       NET REALIZED AND UNREALIZED GAIN. . . . . . . . . . . . . . . . . . . . . . .            1,224,792          12,996,688
                                                                                              -----------         -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 3,201,817         $13,414,975
                                                                                              -----------         -----------
                                                                                              -----------         -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                          CAPITAL      GROWTH AND       SELECT       SMALL CAP       MONEY
                                                        GROWTH FUND    INCOME FUND    EQUITY FUND   EQUITY FUND   MARKET FUND
                                                        -----------    -----------    -----------   -----------   -----------
INVESTMENT INCOME
  Interest income. . . . . . . . . . . . . . . . . . .  $   141,189   $    655,247   $    120,376   $   361,462    $  280,005
  Dividend income. . . . . . . . . . . . . . . . . . .      334,176      4,174,432      1,665,613       257,351             0
  Foreign taxes withheld . . . . . . . . . . . . . . .       (1,252)        (8,576)       (15,935)       (1,783)            0
                                                        -----------   ------------   ------------   -----------    ----------
     TOTAL INVESTMENT INCOME . . . . . . . . . . . . .      474,113      4,821,103      1,770,054       617,030       280,005

EXPENSES
  Investment management fee (Note C) . . . . . . . . .      161,938      1,325,914        632,296       446,552        31,585
  Custodian fees and expenses. . . . . . . . . . . . .       29,401         65,232         47,282        42,255        26,129
  Audit fee. . . . . . . . . . . . . . . . . . . . . .       10,998         20,500         23,499        18,998         5,000
  Printing expense . . . . . . . . . . . . . . . . . .          985         15,061          6,657         5,516           794
  Legal fee. . . . . . . . . . . . . . . . . . . . . .          822         12,551          5,549         4,595           661
  Directors' fee (Note C). . . . . . . . . . . . . . .          589          9,037          3,997         3,309           476
  Transfer agent fee . . . . . . . . . . . . . . . . .        2,284          2,287          2,287         2,287         2,284
  Miscellaneous expense. . . . . . . . . . . . . . . .           25            377            165           139            18
                                                        -----------   ------------   ------------   -----------    ----------
     Total operating expenses before reimbursement . .      207,042      1,450,959        721,732       523,651        66,947
     Expenses borne by Protective Life (Note C). . . .      (45,104)      (125,045)       (89,436)      (77,099)      (35,362)
                                                        -----------   ------------   ------------   -----------    ----------
       NET EXPENSES. . . . . . . . . . . . . . . . . .      161,938      1,325,914        632,296       446,552        31,585
                                                        -----------   ------------   ------------   -----------    ----------
       NET INVESTMENT INCOME . . . . . . . . . . . . .      312,175      3,495,189      1,137,758       170,478       248,420
                                                        -----------   ------------   ------------   -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY,
  OPTIONS AND FUTURES TRANSACTIONS
  Net realized gain (loss) on:
     Investments . . . . . . . . . . . . . . . . . . .      243,508     16,534,076      2,937,542     7,907,243             0
     Futures . . . . . . . . . . . . . . . . . . . . .       46,353              0        (34,854)            0             0
     Foreign currency transactions . . . . . . . . . .            0              0              0             0             0
     Options . . . . . . . . . . . . . . . . . . . . .            0              0              0             0             0
                                                        -----------   ------------   ------------   -----------    ----------
       Total net realized gain . . . . . . . . . . . .      289,861     16,534,076      2,902,688     7,907,243             0
  Change in unrealized appreciation (depreciation) of:
     Investments . . . . . . . . . . . . . . . . . . .    3,715,510     21,786,858     11,847,717     1,105,418             0
     Futures . . . . . . . . . . . . . . . . . . . . .       37,400              0         15,525             0             0
     Foreign currency translations . . . . . . . . . .            0              0              0             0             0
                                                        -----------   ------------   ------------   -----------    ----------
       Total change in unrealized appreciation
          (depreciation) . . . . . . . . . . . . . . .    3,752,910     21,786,858     11,863,242     1,105,418             0
                                                        -----------   ------------   ------------   -----------    ----------
       NET REALIZED AND UNREALIZED GAIN. . . . . . . .    4,042,771     38,320,934     14,765,930     9,012,661             0
                                                        -----------   ------------   ------------   -----------    ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . .   $4,354,946    $41,816,123    $15,903,688    $9,183,139      $248,420
                                                        -----------   ------------   ------------   -----------    ----------
                                                        -----------   ------------   ------------   -----------    ----------

                          PROTECTIVE INVESTMENT COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                          GLOBAL INCOME FUND        INTERNATIONAL EQUITY FUND
                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                       12/31/96       12/31/95       12/31/96       12/31/95
                                                                       --------       --------       --------       --------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . . . . . . . . .     $ 1,977,025    $ 1,419,625    $   418,287    $   390,106
  Net realized gain (loss) on:
   Investments . . . . . . . . . . . . . . . . . . . . . . . . .         918,561        890,583      3,727,854       (640,025)
   Futures . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0              0
   Foreign currency transactions . . . . . . . . . . . . . . . .         481,271        149,263        154,420      1,671,359
   Options . . . . . . . . . . . . . . . . . . . . . . . . . . .          35,396              0       (110,596)      (357,171)
                                                                     -----------    -----------    -----------    -----------
   Total net realized gain . . . . . . . . . . . . . . . . . . .       1,435,228      1,039,846      3,771,678        674,163
  Change in unrealized appreciation (depreciation) of:
   Investments . . . . . . . . . . . . . . . . . . . . . . . . .        (277,482)     1,128,602      9,314,829      6,588,738
   Futures . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0              0
   Foreign currency translations . . . . . . . . . . . . . . . .          67,046         94,458        (89,819)       161,660
   Options . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0        250,336
                                                                     -----------    -----------    -----------    -----------
   Total change in unrealized appreciation (depreciation). . . .        (210,436)     1,223,060      9,225,010      7,000,734
                                                                     -----------    -----------    -----------    -----------
   Net increase in net assets resulting from operations. . . . .       3,201,817      3,682,531     13,414,975      8,065,003
                                                                     -----------    -----------    -----------    -----------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM: (NOTE B)
   Net investment income . . . . . . . . . . . . . . . . . . . .      (1,977,025)    (1,419,625)       (38,556)      (390,106)
   In excess of net investment income. . . . . . . . . . . . . .        (299,207)      (828,216)             0     (1,766,850)
   Net realized gains. . . . . . . . . . . . . . . . . . . . . .        (594,964)      (537,311)    (1,983,461)             0
   In excess of net realized gains . . . . . . . . . . . . . . .               0              0              0              0
                                                                     -----------    -----------    -----------    -----------
   Total dividends and distributions to shareholders . . . . . .      (2,871,196)    (2,785,152)    (2,022,017)    (2,156,956)
  FUND SHARE TRANSACTIONS (NOTE E) . . . . . . . . . . . . . . .       6,258,780     12,906,465     26,500,961     25,548,590
                                                                     -----------    -----------    -----------    -----------

   TOTAL INCREASE IN NET ASSETS. . . . . . . . . . . . . . . . .       6,589,401     13,803,844     37,893,919     31,456,637
  NET ASSETS
   Beginning of year . . . . . . . . . . . . . . . . . . . . . .      31,085,316     17,281,472     58,841,698     27,385,061
                                                                     -----------    -----------    -----------    -----------
   END OF YEAR (1) . . . . . . . . . . . . . . . . . . . . . . .     $37,674,717    $31,085,316    $96,735,617    $58,841,698
                                                                     -----------    -----------    -----------    -----------
                                                                     -----------    -----------    -----------    -----------
  (1)  Including undistributed (distributions in
       excess of) net investment income. . . . . . . . . . . . .     $   (57,056)   $  (591,214)   $   459,577    $  (398,006)
                                                                     -----------    -----------    -----------    -----------
                                                                     -----------    -----------    -----------    -----------


* For the period from June 13, 1995 (commencement of operations) through December 31, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  CAPITAL GROWTH FUND      GROWTH AND INCOME FUND        SELECT EQUITY FUND
                                                YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 12/31/96     12/31/95*     12/31/96     12/31/95      12/31/96      12/31/95
                                                 --------     --------      --------     --------      --------      --------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income . . . . . . . . . . .  $   312,175  $    80,038  $  3,495,189  $  1,951,172  $  1,137,758  $   598,538
  Net realized gain (loss) on:
   Investments . . . . . . . . . . . . . . . .      243,508      (15,740)   16,534,076     4,484,478     2,937,542    1,136,257
   Futures . . . . . . . . . . . . . . . . . .       46,353       32,639             0             0       (34,854)           0
   Foreign currency transactions . . . . . . .            0            0             0             0             0            0
   Options . . . . . . . . . . . . . . . . . .            0            0             0             0             0            0
                                                -----------  -----------  ------------  ------------  ------------  -----------
   Total net realized gain . . . . . . . . . .      289,861       16,899    16,534,076     4,484,478     2,902,688    1,136,257
  Change in unrealized appreciation
   (depreciation) of:
   Investments . . . . . . . . . . . . . . . .    3,715,510      173,558    21,786,858    14,188,139    11,847,717    8,369,198
   Futures . . . . . . . . . . . . . . . . . .       37,400      (10,425)            0             0        15,525            0
   Foreign currency translations . . . . . . .            0            0             0             0             0            0
   Options . . . . . . . . . . . . . . . . . .            0            0             0             0             0            0
                                                -----------  -----------  ------------  ------------  ------------  -----------

   Total change in unrealized appreciation
    (depreciation) . . . . . . . . . . . . . .    3,752,910      163,133    21,786,858    14,188,139    11,863,242    8,369,198
                                                -----------  -----------  ------------  ------------  ------------  -----------

   Net increase in net assets resulting
    from operations. . . . . . . . . . . . . .    4,354,946      260,070    41,816,123    20,623,789    15,903,688   10,103,993
                                                -----------  -----------  ------------  ------------  ------------  -----------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   FROM: (NOTE B)
   Net investment income . . . . . . . . . . .     (312,175)     (80,038)   (3,495,189)   (1,951,172)   (1,137,758)    (598,538)
   In excess of net investment income. . . . .       (3,999)           0             0             0             0            0
   Net realized gains. . . . . . . . . . . . .     (289,861)           0   (13,694,011)   (3,237,795)   (2,401,439)    (839,755)
   In excess of net realized gains . . . . . .     (111,306)           0             0             0             0            0
                                                -----------  -----------  ------------  ------------  ------------  -----------

   Total dividends and distributions to
    shareholders . . . . . . . . . . . . . . .     (717,341)     (80,038)  (17,189,200)   (5,188,967)   (3,539,197)  (1,438,293)
  FUND SHARE TRANSACTIONS (NOTE E) . . . . . .   15,945,890   10,535,930    57,883,907    70,336,044    32,535,620   30,340,320
                                                -----------  -----------  ------------  ------------  ------------  -----------

   TOTAL INCREASE IN NET ASSETS. . . . . . . .   19,583,495   10,715,962    82,510,830    85,770,866    44,900,111   39,006,020
  NET ASSETS
   Beginning of year . . . . . . . . . . . . .   10,715,962            0   128,075,984    42,305,118    56,723,469   17,717,449
                                                -----------  -----------  ------------  ------------  ------------  -----------
   END OF YEAR (1) . . . . . . . . . . . . . .  $30,299,457  $10,715,962  $210,586,814  $128,075,984  $101,623,580  $56,723,469
                                                -----------  -----------  ------------  ------------  ------------  -----------
                                                -----------  -----------  ------------  ------------  ------------  -----------
  (1)  Including undistributed (distributions
       in excess of) net investment income . .  $         0  $         0  $          0  $          0  $          0  $         0
                                                -----------  -----------  ------------  ------------  ------------  -----------
                                                -----------  -----------  ------------  ------------  ------------  -----------

                          PROTECTIVE INVESTMENT COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                         SMALL CAP EQUITY FUND          MONEY MARKET FUND
                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                       12/31/96       12/31/95       12/31/96       12/31/95
                                                                       --------       --------       --------       --------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . . . . . . . . .     $   170,478    $   363,638     $  248,420     $  250,290
  Net realized gain (loss) on:
   Investments . . . . . . . . . . . . . . . . . . . . . . . . .       7,907,243        140,108              0              0
   Futures . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0              0
   Foreign currency translations . . . . . . . . . . . . . . . .               0              0              0              0
   Options . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0              0
                                                                     -----------    -----------     ----------     ----------
   Total net realized gain . . . . . . . . . . . . . . . . . . .       7,907,243        140,108              0              0
  Change in unrealized appreciation (depreciation of):
   Investments . . . . . . . . . . . . . . . . . . . . . . . . .       1,105,418      1,484,325              0              0
   Futures . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0              0
   Foreign currency translations . . . . . . . . . . . . . . . .               0              0              0              0
   Options . . . . . . . . . . . . . . . . . . . . . . . . . . .               0              0              0              0
                                                                     -----------    -----------     ----------     ----------
   Total change in unrealized appreciation (depreciation). . . .       1,105,418      1,484,325              0              0
                                                                     -----------    -----------     ----------     ----------
   Net increase in net assets resulting from operations. . . . .       9,183,139      1,988,071        248,420        250,290
                                                                     -----------    -----------     ----------     ----------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM: (NOTE B)
   Net investment income . . . . . . . . . . . . . . . . . . . .        (170,210)      (363,638)      (248,420)      (250,290)
   In excess of net investment income. . . . . . . . . . . . . .               0              0              0             (3)
   Net realized gains. . . . . . . . . . . . . . . . . . . . . .      (6,646,997)      (140,108)             0              0
   In excess of net realized gains . . . . . . . . . . . . . . .               0       (355,217)             0              0
                                                                     -----------    -----------     ----------     ----------
   Total dividends and distributions to shareholders . . . . . .      (6,817,207)      (858,963)      (248,420)      (250,293)
  FUND SHARE TRANSACTIONS (NOTE E) . . . . . . . . . . . . . . .      18,237,546     20,887,839      1,050,935      1,451,237
                                                                     -----------    -----------     ----------     ----------

   TOTAL INCREASE IN NET ASSETS. . . . . . . . . . . . . . . . .      20,603,478     22,016,947      1,050,935      1,451,234
  NET ASSETS
   Beginning of year . . . . . . . . . . . . . . . . . . . . . .      43,829,693     21,812,746      5,069,725      3,618,491
                                                                     -----------    -----------     ----------     ----------
   END OF YEAR (1) . . . . . . . . . . . . . . . . . . . . . . .     $64,433,171    $43,829,693     $6,120,660     $5,069,725
                                                                     -----------    -----------     ----------     ----------
                                                                     -----------    -----------     ----------     ----------
  (1)  Including undistributed (distributions in
       excess of) net investment income. . . . . . . . . . . . .     $       268    $         0     $        0     $        0
                                                                     -----------    -----------     ----------     ----------
                                                                     -----------    -----------     ----------     ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                          PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
        FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED



                                                                                                    DISTRIBUTIONS
                               NET ASSET                                   TOTAL       DIVIDENDS      IN EXCESS
                               VALUE AT        NET      REALIZED AND       FROM        FROM NET        OF NET        DISTRIBUTIONS
                               BEGINNING   INVESTMENT    UNREALIZED     INVESTMENT    INVESTMENT     INVESTMENT        FROM NET
                               OF PERIOD   INCOME (3)    GAIN (LOSS)    OPERATIONS      INCOME         INCOME       REALIZED GAINS
----------------------------------------------------------------------------------------------------------------------------------

Global Income Fund
  1/1/96 - 12/31/96  . . . .    $10.074      $0.628         $0.310         $0.938       $(0.628)       $(0.036)       $(0.171)
  1/1/95 - 12/31/95  . . . .      9.558       0.607          0.968          1.575        (0.553)        (0.323)        (0.183)
  3/14/94 - 12/31/94 (1) . .     10.000       0.367         (0.442)        (0.075)       (0.367)         0.000          0.000
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
  1/1/96 - 12/31/96  . . . .     11.045       0.140          1.955          2.095        (0.005)         0.000         (0.270)
  1/1/95 - 12/31/95  . . . .      9.581       0.067          1.817          1.884        (0.076)        (0.344)         0.000
  3/14/94 - 12/31/94 (1) . .     10.000       0.048         (0.467)        (0.419)        0.000          0.000          0.000
----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
  1/1/96 - 12/31/96  . . . .     10.613       0.134          2.209          2.343        (0.134)        (0.002)        (0.125)
  6/13/95 - 12/31/95 (2) . .     10.000       0.080          0.613          0.693        (0.080)         0.000          0.000
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
  1/1/96 - 12/31/96  . . . .     12.197       0.266          2.987          3.253        (0.266)         0.000         (1.001)
  1/1/95 - 12/31/95  . . . .      9.661       0.246          2.854          3.100        (0.246)         0.000         (0.318)
  3/14/94 - 12/31/94 (1) . .     10.000       0.114         (0.300)        (0.186)       (0.114)         0.000         (0.031)
----------------------------------------------------------------------------------------------------------------------------------
Select Equity Fund
  1/1/96 - 12/31/96  . . . .     13.109       0.180          2.706          2.886        (0.180)         0.000         (0.378)
  1/1/95 - 12/31/95  . . . .      9.839       0.143          3.470          3.613        (0.143)         0.000         (0.200)
  3/14/94 - 12/31/94 (1) . .     10.000       0.093         (0.039)         0.054        (0.093)         0.000         (0.120)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund
  1/1/96 - 12/31/96  . . . .      9.345       0.030          1.840          1.870        (0.030)         0.000         (1.163)
  1/1/95 - 12/31/95  . . . .      8.951       0.079          0.502          0.581        (0.079)         0.000         (0.031)
  3/14/94 - 12/31/94 (1) . .     10.000       0.038         (1.025)        (0.987)       (0.038)         0.000         (0.001)
----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
  1/1/96 - 12/31/96  . . . .      1.000       0.047          0.000          0.047        (0.047)         0.000          0.000
  1/1/95 - 12/31/95  . . . .      1.000       0.052          0.000          0.052        (0.052)         0.000          0.000
  3/14/94 - 12/31/94 (1) . .      1.000       0.031          0.000          0.031        (0.031)         0.000          0.000
----------------------------------------------------------------------------------------------------------------------------------


(1)  Investment operations commenced on March 14, 1994.
(2)  Investment operations commenced on June 13, 1995.
(3) Net Investment Income and Ratio of Operating Expenses to Average Net Assets is after reimbursement of certain fees and expenses by Protective Life.
     Had Protective Life not undertaken to reimburse expenses related to the Funds, net investment income per share and the ratio of operating expenses to average net assets would have been as follows: For the year ended December 31, 1996: Global Income Fund, $0.598 and 1.42%; International Equity Fund, $0.110 and 1.38%; Capital Growth Fund, $0.115 and 1.02%; Growth and Income Fund, $0.257 and 0.88%; Select Equity Fund, $0.166 and 0.91%; Small Cap Equity Fund, $0.018 and 0.94%; and Money Market Fund,
     0.041 and 1.27%, respectively.  For the period ended December 31, 1995:
     Global Income Fund, $0.577 and 1.50%; International Equity Fund, $0.032 and 1.55%; Capital Growth Fund, $0.055 and 1.62%; Growth and Income Fund, $0.236 and 0.93%; Select Equity Fund, $0.125 and 1.01%; Small Cap Equity Fund, $0.065 and 1.00%; and Money Market Fund, $0.046 and 1.17%, respectively. For the period ended December 31, 1994: Global Income Fund, $0.320 and 2.12%; International Equity Fund, $0.004 and 2.24%; Growth and Income Fund, $0.097 and 1.31%; Select Equity Fund, $0.055 and 1.81%; Small Cap Equity Fund, $0.009 and 1.62%; and Money Market Fund, $0.018 and 2.24%, respectively.
(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      DISTRIBUTIONS                                                    RATIO      RATIO OF NET
                        IN EXCESS                  NET ASSET            NET ASSETS  OF OPERATING   INVESTMENT
                            OF                      VALUE AT               END        EXPENSES      INCOME TO  PORTFOLIO   AVERAGE
                       NET REALIZED     TOTAL         END       TOTAL   OF PERIOD    TO AVERAGE      AVERAGE    TURNOVER  COMMISSION
                          GAINS     DISTRIBUTIONS  OF PERIOD  RETURN (4)  (000)    NET ASSETS (3)  NET ASSETS    RATE      RATE (7)
------------------------------------------------------------------------------------------------------------------------------------
Global Income Fund
  1/1/96 - 12/31/96 . . . $0.000      $(0.835)      $10.177     9.48%     $37,675      1.10%          5.71%       214%       N/A
  1/1/95 - 12/31/95 . . .  0.000       (1.059)       10.074    16.94       31,085      1.10           5.94        295         --
  3/14/94 - 12/31/94 (1).  0.000       (0.367)        9.558    (0.74)      17,281      1.10 (5)       5.58 (5)    210 (6)     --
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
  1/1/96 - 12/31/96 . . .  0.000       (0.275)       12.865    19.00       96,736      1.10           0.52         38       .032
  1/1/95 - 12/31/95 . . .  0.000       (0.420)       11.045    19.66       58,842      1.10           0.96         40         --
  3/14/94 - 12/31/94 (1).  0.000        0.000         9.581    (4.18)      27,385      1.10 (5)       1.25 (5)     33 (6)     --
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
  1/1/96 - 12/31/96 . . . (0.048)      (0.309)       12.647    22.05       30,299      0.80           1.54         35       .058
  6/13/95 - 12/31/95 (2).  0.000       (0.080)       10.613     6.93       10,716      0.80 (5)       2.57 (5)      5 (6)     --
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
  1/1/96 - 12/31/96 . . .  0.000       (1.267)       14.183    26.82      210,587      0.80           2.11         49       .058
  1/1/95 - 12/31/95 . . .  0.000       (0.564)       12.197    32.29      128,076      0.80           2.36         55         --
  3/14/94 - 12/31/94 (1). (0.008)      (0.153)        9.661    (1.86)      42,305      0.80 (5)       2.21 (5)     36 (6)     --
------------------------------------------------------------------------------------------------------------------------------------
Select Equity Fund
  1/1/96 - 12/31/96 . . .  0.000       (0.558)       15.437    21.94      101,624      0.80           1.44         34       .054
  1/1/95 - 12/31/95 . . .  0.000       (0.343)       13.109    36.73       56,723      0.80           1.69         60         --
  3/14/94 - 12/31/94 (1). (0.002)      (0.215)        9.839     0.53       17,717      0.80 (5)       2.44 (5)     56 (6)     --
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund
  1/1/96 - 12/31/96 . . .  0.000       (1.193)       10.022    20.22       64,433      0.80           0.31        100       .049
  1/1/95 - 12/31/95 . . . (0.077)      (0.187)        9.345     6.46       43,830      0.80           1.09         60         --
  3/14/94 - 12/31/94 (1). (0.023)      (0.062)        8.951    (9.87)      21,813      0.80 (5)       1.07 (5)     17 (6)     --
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
  1/1/96 - 12/31/96 . . .  0.000       (0.047)        1.000     4.82        6,121      0.60           4.72        N/A        N/A
  1/1/95 - 12/31/95 . . .  0.000       (0.052)        1.000     5.32        5,070      0.60           5.19        N/A         --
  3/14/94 - 12/31/94 (1).  0.000       (0.031)        1.000     3.14        3,618      0.60 (5)       3.80 (5)    N/A         --
------------------------------------------------------------------------------------------------------------------------------------

(5)  Annualized.
(6)  Non-Annualized.
(7) For fiscal years beginning on or after September 1, 1995, a Fund, which invests 10% or more of its net assets in equity securities that trade with a commission, is required to disclose its average commission rate per share.

                          PROTECTIVE INVESTMENT COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

NOTE A - ORGANIZATION
Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in seven funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, Select Equity Fund, Small Cap Equity Fund and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per class, resulting in 1,000 shares being issued by the Global Income Fund, International Equity Fund, Growth and Income Fund, Select Equity Fund and Small Cap Equity Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000.

The Company offers each class of its stock to separate accounts of Protective Life as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life through separate accounts.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Funds. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain or loss on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. Unrealized currency gains and losses on securities held are not segregated for financial statement presentation.

Upon the purchase or sale of a security denominated in a foreign currency, the Funds may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction. Accordingly, the Company would not realize currency gains or losses between the trade and settlement dates on such security transactions.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover its commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EXPENSES - Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually for International Equity Fund, Global Income Fund, Growth and Income Fund, Capital Growth Fund, Select Equity Fund and Small Cap Equity Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES
The Company has entered into an investment management agreement with Investment Distributors Advisory Services, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; Select Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%.

In order to limit expenses, Protective Life has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; Select Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%. Protective Life may terminate its obligations to pay such expenses upon 120 days notice to the Company.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, Money Market Fund, Select Equity Fund and Small Cap Equity Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement for each Fund with the Investment Manager under which the Adviser manages the investment portfolios of the Funds of which it is Adviser. As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, Select Equity Fund and Small Cap Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .20% of assets in excess of $200 million; and Money Market Fund, .35% of the first $100 million,
 .25% of the next $100 million, and .15% of assets in excess of $200 million.


Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1996, were as follows:


                                                       NON-U.S.              U.S.              NON-U.S.               U.S.
                                                      GOVERNMENT          GOVERNMENT          GOVERNMENT           GOVERNMENT
                                                       PURCHASES           PURCHASES             SALES                SALES
                                                      ----------          ----------          ----------           ----------

Global Income Fund . . . . . . . . . . . . .         $ 49,589,651         $14,574,059         $50,702,520         $11,485,465
International Equity Fund. . . . . . . . . .           50,605,453                   0          28,657,447                   0
Capital Growth Fund. . . . . . . . . . . . .           21,028,505              98,790           6,068,785             160,000
Growth and Income Fund . . . . . . . . . . .          121,549,411                   0          74,921,467                   0
Select Equity Fund . . . . . . . . . . . . .           54,746,265              79,568          26,153,024                   0
Small Cap Equity Fund. . . . . . . . . . . .           64,954,592                   0          49,360,688                   0



Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 1996 were $51,353,764 and $50,660,762, respectively.

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1996 were as follows:


                                                                                                                 NET UNREALIZED
                                                      IDENTIFIED                  GROSS UNREALIZED                APPRECIATION
                                                         COST            APPRECIATION       (DEPRECIATION)       (DEPRECIATION)
                                                      ----------         ------------       --------------       --------------

Global Income Fund . . . . . . . . . . . . .         $ 36,210,222         $   898,024          $  314,110         $   583,914
International Equity Fund. . . . . . . . . .           79,882,085          19,968,226           3,598,249          16,369,977
Capital Growth Fund. . . . . . . . . . . . .           26,499,505           4,224,520             386,680           3,857,840
Growth and Income Fund . . . . . . . . . . .          174,614,480          37,312,187           2,254,334          35,057,853
Select Equity Fund . . . . . . . . . . . . .           81,640,681          20,719,913             852,863          19,867,050
Small Cap Equity Fund. . . . . . . . . . . .           63,662,229           8,425,324           7,437,734             987,590
Money Market Fund. . . . . . . . . . . . . .            6,048,340                   0                   0                   0



For the year ended December 31, 1996, Goldman Sachs, the Funds' Advisor, earned approximately $2,000, $10,000, $21,000, and $4,000 of brokerage commissions from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, and Small Cap Equity Funds, respectively.

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

NOTE E - SHAREHOLDER TRANSACTIONS
The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated classes as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; Select Equity Fund, 100 million shares; Small Cap Equity Fund, 100 million shares; and Money Market Fund, 100 million shares.

Transactions in shares were as follows:


                                                               GLOBAL INCOME FUND                   GLOBAL INCOME FUND
                                                                   YEAR ENDED                           YEAR ENDED
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                                -----------------                    -----------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .              745,616        $  7,605,827           1,255,603         $12,700,315
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .              283,177           2,871,192             276,359           2,785,152
Shares redeemed or exchanged out . . . . . .             (412,374)         (4,218,239)           (254,564)         (2,579,002)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .              616,419        $  6,258,780           1,277,398         $12,906,465
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------

                                                            INTERNATIONAL EQUITY FUND            INTERNATIONAL EQUITY FUND
                                                                   YEAR ENDED                           YEAR ENDED
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                               ------------------                    -----------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .            2,476,463        $ 29,939,941           2,601,322         $26,748,946
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .              159,256           2,022,021             195,153           2,156,956
Shares redeemed or exchanged out . . . . . .             (443,758)         (5,461,001)           (327,344)         (3,357,312)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .            2,191,961        $ 26,500,961           2,469,131         $25,548,590
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------

                                                               CAPITAL GROWTH FUND                  CAPITAL GROWTH FUND
                                                                   YEAR ENDED                        JUNE 13, 1995* TO
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                                -----------------                    -----------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .            1,471,196        $ 16,890,584           1,020,331         $10,646,035
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .               56,365             717,339               7,542              80,037
Shares redeemed or exchanged out . . . . . .             (141,415)         (1,662,033)            (18,159)           (190,142)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .            1,386,146        $ 15,945,890           1,009,714         $10,535,930
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------
* Commencement of investment operations


                                                             GROWTH AND INCOME FUND               GROWTH AND INCOME FUND
                                                                   YEAR ENDED                           YEAR ENDED
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                                -----------------                    -----------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .            4,215,959        $ 55,439,807           6,106,217         $69,914,606
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .            1,221,625          17,189,194             431,665           5,188,967
Shares redeemed or exchanged out . . . . . .           (1,090,605)        (14,745,094)           (415,846)         (4,767,529)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .            4,346,979        $ 57,883,907           6,122,036         $70,336,044
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------

                                       42


                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996


                                                               SELECT EQUITY FUND                   SELECT EQUITY FUND
                                                                   YEAR ENDED                           YEAR ENDED
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                                -----------------                   ------------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .            2,458,365        $ 35,167,409           2,599,094         $31,044,432
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .              225,190           3,539,193             109,717           1,438,293
Shares redeemed or exchanged out . . . . . .             (427,469)         (6,170,982)           (182,611)         (2,142,405)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .            2,256,086        $ 32,535,620           2,526,200         $30,340,320
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------

                                                              SMALL CAP EQUITY FUND                SMALL CAP EQUITY FUND
                                                                   YEAR ENDED                           YEAR ENDED
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                                -----------------                    -----------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .            1,711,568        $ 18,377,940           2,572,788         $23,875,696
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .              690,344           6,817,211              91,938             858,963
Shares redeemed or exchanged out . . . . . .             (662,561)         (6,957,605)           (411,612)         (3,846,820)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .            1,739,351        $ 18,237,546           2,253,114         $20,887,839
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------

                                                                MONEY MARKET FUND                    MONEY MARKET FUND
                                                                   YEAR ENDED                           YEAR ENDED
                                                                DECEMBER 31, 1996                    DECEMBER 31, 1995
                                                                -----------------                    -----------------
                                                          SHARES            DOLLARS               SHARES            DOLLARS
                                                          ------            -------               ------            -------

Shares sold or exchanged in. . . . . . . . .           10,940,141        $ 10,940,141           8,282,138         $ 8,282,138
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .              249,104             249,104             249,594             249,594
Shares redeemed or exchanged out . . . . . .          (10,138,310)        (10,138,310)         (7,080,495)         (7,080,495)
                                                     ------------        ------------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .            1,050,935        $  1,050,935           1,451,237         $ 1,451,237
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------


NOTE F- TAX INFORMATION NOTICE
For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for its fiscal year ended December 31, 1996; which designates long term capital gain dividends paid.

                                                                   LONG TERM
                                                                 CAPITAL GAIN
                                                                DIVIDENDS PAID
                                                                --------------
Global Income Fund . . . . . . . . . . . . . . . . . . . . .       $116,486
International Equity Fund. . . . . . . . . . . . . . . . . .        983,872
Capital Growth Fund. . . . . . . . . . . . . . . . . . . . .         80,173
Growth and Income Fund . . . . . . . . . . . . . . . . . . .      5,648,102
Select Equity Fund . . . . . . . . . . . . . . . . . . . . .      1,692,447
Small Cap Equity Fund. . . . . . . . . . . . . . . . . . . .        595,694

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

NOTE G - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1996, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:



GLOBAL INCOME FUND                                                        U.S. $ COST          12/31/96             UNREALIZED
                                                                        ON ORIGINATION          U.S. $             APPRECIATION
FOREIGN CURRENCY SALE CONTRACTS                                              DATE                VALUE            (DEPRECIATION)
-------------------------------                                         --------------         --------           --------------

AUD, expiring 01/30/1997 (1 contract). . . . . . . . . . . . . .          $ 1,560,261         $ 1,553,687            $  6,574
CAD, expiring 02/19/1997 (1 contract). . . . . . . . . . . . . .              838,786             829,227               9,559
DEM, expiring 01/29/1997-02/27/1997 (5 contracts). . . . . . . .            6,883,858           6,861,294              22,564
ESP, expiring 01/16/1997 (1 contract). . . . . . . . . . . . . .              930,244             926,222               4,022
GBP, expiring 02/14/1997 (2 contracts) . . . . . . . . . . . . .            2,117,522           2,197,580             (80,058)
IEP, expiring 01/08/1997 (1 contract). . . . . . . . . . . . . .              854,943             906,242             (51,299)
ITL, expiring, 01/29/1997 (3 contracts). . . . . . . . . . . . .            2,049,292           2,068,009             (18,717)
JPY, expiring 01/24/1997 (2 contracts) . . . . . . . . . . . . .            3,298,170           3,171,155             127,015
NLG, expiring 01/09/1997 (1 contract). . . . . . . . . . . . . .              837,575             827,822               9,753
SEK, expiring 01/28/1997 (1 contract). . . . . . . . . . . . . .              586,298             567,652              18,646
                                                                          -----------         -----------            --------
                                                                           19,956,949          19,908,890              48,059
                                                                                                                     --------
Offsetting forward currency contracts not yet settled
(12 contracts)                                                                                                        170,979
                                                                                                                     --------

NET UNREALIZED APPRECIATION                                                                                          $219,038
                                                                                                                     --------
                                                                                                                     --------

INTERNATIONAL EQUITY FUND                                                 U.S. $ COST          12/31/96             UNREALIZED
                                                                        ON ORIGINATION          U.S. $             APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                                          DATE                VALUE            (DEPRECIATION)
-------------------------------                                         --------------         --------           --------------

DEM, expiring 02/27/1997 (2 contracts) . . . . . . . . . . . . .          $ 4,656,415         $ 4,514,145           $(142,270)

FOREIGN CURRENCY SALE CONTRACTS
DEM, expiring 01/29/1997 (1 contract). . . . . . . . . . . . . .            5,133,204           5,173,642             (40,438)
HKD, expiring 08/08/1997 (4 contracts) . . . . . . . . . . . . .            5,402,975           5,408,097              (5,122)
                                                                          -----------         -----------           ---------
                                                                           10,536,179          10,581,739             (45,560)
Offsetting forward currency contracts not yet settled
(4 contracts)                                                                                                         144,753
                                                                                                                    ---------

NET UNREALIZED DEPRECIATION                                                                                          $(43,077)
                                                                                                                     --------
                                                                                                                     --------

GLOSSARY OF TERMS

  AUD - Australian Dollar
  CAD - Canadian Dollar
  DEM - Deutsche Mark
  ESP - Spanish Peseta
  GBP - Great British Pound
  HKD - Hong Kong Dollar
  JPY - Japanese Yen
  NLG - Netherlands Guilder
  IEP - Irish Punt
  ITL - Italian Lira
  SEK - Swedish Krona
  USD - United States Dollar

                          PROTECTIVE INVESTMENT COMPANY
                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF DIRECTORS AND INVESTORS OF PROTECTIVE INVESTMENT COMPANY:


We have audited the accompanying statements of assets and liabilities of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, Select Equity Fund, Small Cap Equity Fund and Money Market Fund, including the schedules of investments, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Protective Investment Company as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.




                                                  COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 10, 1997

                          PROTECTIVE INVESTMENT COMPANY

                                 _______________

                             DIRECTORS AND OFFICERS

                           D. Warren Bailey, DIRECTOR
                         G. Ruffner Page, Jr., DIRECTOR
                         Cleophus Thomas, Jr., DIRECTOR
                      Carolyn King, PRESIDENT AND CHAIRMAN
                           R. Stephen Briggs, DIRECTOR
            Richard J. Bielen, VICE PRESIDENT AND COMPLIANCE OFFICER
          Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                           John O'Sullivan, TREASURER

                                 _______________

                               INVESTMENT MANAGER

                 Investment Distributors Advisory Services, Inc.

                                 _______________

                               INVESTMENT ADVISERS

                         Goldman Sachs Asset Management
                  Goldman Sachs Asset Management International

                                 _______________


-------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable annuity contracts.
-------------------------------------------------------------------------------